UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR - A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as, appropriate.

BNY Mellon Bond Market Index Fund

BNY Mellon Institutional S&P 500 Stock Index Fund

BNY Mellon Tax Managed Growth Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Bond Market Index Fund

ANNUAL REPORT October 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Bond Market Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Bond Market Index Fund (formerly, Dreyfus Bond Market Index Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by Nancy G. Rogers, CFA, Paul Benson, CFA and Stephanie Shu, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Bond Market Index Fund’s (formerly, Dreyfus Bond Market Index Fund) Class I shares produced a total return of 11.40%, and its Investor shares produced a total return of 11.12%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 11.51% for the same period.2

U.S. investment-grade, fixed-income securities produced positive returns over the reporting period in an environment of accommodative monetary policy and falling interest rates. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Markets Pivot on Central-Bank Policy

The Index had a strong return during the 12 months. The nature of the market environment changed slightly a few months into the reporting period. Entering November 2018, there were concerns that the U.S. Federal Reserve (the “Fed”) might maintain a hawkish stance on interest-rate hikes in the face of unsupportive data. During the month, Fed Chair Jerome Powell changed to a more dovish tone, stating that the target benchmark rate was just below neutral. In December 2018, the Fed raised its federal funds target range. Volatility in the equity markets, fueled by the U.S.-China trade dispute and slowing global growth, increased demands for U.S. Treasury securities, reducing yields and bolstering returns on U.S. Treasuries. Spreads on risk assets widened and Treasuries outperformed during the final month of 2018.

In January 2019, Fed Chair Powell made comments that the Fed would be patient and flexible with the pace of future interest-rate increases. This reassured investors, as did progress toward a trade resolution between the U.S. and China. Spreads on risk assets began to narrow. An environment of moderate growth and tightening spreads was favorable for corporate bond performance. The Fed cut the federal funds rate three times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Rates across the Treasury curve fell, and the curve flattened for much of the period.

Strong Corporate Bond Performance Bolsters Results

It was a very positive period for bonds. Nearly all sectors of the Index performed well and had positive nominal returns. Corporate bonds were the strongest performer and posted the largest

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

excess return over like-duration Treasuries that was fueled by moderate growth, strong fundamentals among U.S.-based companies, spread tightening and a low-rate environment. Longer-maturity and lower-quality corporate credit generally produced the highest returns. Commercial mortgage-backed securities (CMBS) also performed well and outpaced like-duration Treasuries. Treasuries and other U.S. government-related securities, the largest part of the Index, benefited from falling rates throughout much of the period, leading to positive returns. Interest rates and bond prices generally move in opposite directions.

While most sectors posted positive nominal returns for the period, asset-backed securities posted nearly no excess return versus Treasuries for the year. Agency mortgages, which experienced a headwind during parts of the period due to prepayments, were nearly (or about) flat on a nominal basis for the 12 months.

Replicating the Composition of the Index

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality.

In June 2019, the industry adopted a new type of security, the Uniform Mortgage-Backed Security (UMBSTM). Both Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) securities are now deliverable into the new UMBS products. This change has not had a material effect on the way we manage the fund or the fund’s tracking error. This change has not affected the sector performance within the marketplace.

November 15, 2019

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Bond Market Index Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon Bond Market Index Fund on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class I and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/19
	1 Year	5 Years	10 Years
Class I shares	11.40%	3.03%	3.49%
Investor shares	11.12%	2.80%	3.23%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Bond Market Index Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Investor Shares	Class I
Expense paid per $1,000†	$2.07	$.78
Ending value (after expenses)	$1,055.50	$1,056.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Investor Shares	Class I
Expense paid per $1,000†	$2.04	$.77
Ending value (after expenses)	$1,023.19	$1,024.45

†Expenses are equal to the fund’s annualized expense ratio of .40% for Investor Shares and .15% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8%
Advertising - .1%
Omnicom Group, Sr. Unscd. Notes	3.63	5/1/2022	500,000	518,595
The Interpublic Group of Companies, Sr. Unscd. Notes	3.75	10/1/2021	300,000	308,601
WPP Finance 2010, Gtd. Notes	3.75	9/19/2024	350,000	368,172
				1,195,368
Aerospace & Defense - .5%
L3Harris Technologies, Sr. Unscd. Notes	5.05	4/27/2045	200,000	250,575
Lockheed Martin, Sr. Unscd. Bonds	3.60	3/1/2035	250,000	271,817
Lockheed Martin, Sr. Unscd. Notes	3.55	1/15/2026	235,000	254,149
Lockheed Martin, Sr. Unscd. Notes	4.07	12/15/2042	250,000	290,159
Northrop Grumman, Sr. Unscd. Notes	3.50	3/15/2021	200,000	204,123
Northrop Grumman, Sr. Unscd. Notes	4.03	10/15/2047	160,000	180,389
Northrop Grumman Systems, Gtd. Notes	7.75	2/15/2031	500,000	728,982
Raytheon, Sr. Unscd. Debs.	7.20	8/15/2027	150,000	199,591
The Boeing Company, Sr. Unscd. Notes	2.70	2/1/2027	150,000	152,490
The Boeing Company, Sr. Unscd. Notes	2.95	2/1/2030	125,000	128,033
The Boeing Company, Sr. Unscd. Notes	3.50	3/1/2039	200,000	208,117
The Boeing Company, Sr. Unscd. Notes	3.75	2/1/2050	125,000	133,859
The Boeing Company, Sr. Unscd. Notes	3.83	3/1/2059	200,000	213,336
The Boeing Company, Sr. Unscd. Notes	3.90	5/1/2049	250,000	272,266
The Boeing Company, Sr. Unscd. Notes	3.95	8/1/2059	125,000	136,577
United Technologies, Sr. Unscd. Notes	3.13	5/4/2027	110,000	115,874
United Technologies, Sr. Unscd. Notes	3.65	8/16/2023	225,000	238,173
United Technologies, Sr. Unscd. Notes	4.13	11/16/2028	210,000	238,557
United Technologies, Sr. Unscd. Notes	4.50	6/1/2042	380,000	456,444
United Technologies, Sr. Unscd. Notes	4.63	11/16/2048	105,000	131,941

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Aerospace & Defense - .5% (continued)
United Technologies, Sr. Unscd. Notes	5.70	4/15/2040	300,000	401,171
United Technologies, Sr. Unscd. Notes	6.70	8/1/2028	50,000	65,529
				5,272,152
Agriculture - .4%
Altria Group, Gtd. Notes	2.85	8/9/2022	500,000	507,528
Altria Group, Gtd. Notes	3.80	2/14/2024	300,000	314,495
Altria Group, Gtd. Notes	4.80	2/14/2029	300,000	329,963
Altria Group, Gtd. Notes	5.80	2/14/2039	300,000	345,619
Altria Group, Gtd. Notes	6.20	2/14/2059	150,000	176,323
Archer-Daniels-Midland, Sr. Unscd. Notes	2.50	8/11/2026	350,000	355,347
BAT Capital, Gtd. Notes	2.76	8/15/2022	350,000	353,493
BAT Capital, Gtd. Notes	3.22	8/15/2024	310,000	315,133
BAT Capital, Gtd. Notes	3.56	8/15/2027	310,000	312,664
BAT Capital, Gtd. Notes	4.39	8/15/2037	180,000	176,690
Philip Morris International, Sr. Unscd. Notes	2.50	8/22/2022	600,000	607,296
Philip Morris International, Sr. Unscd. Notes	4.50	3/20/2042	300,000	334,229
Reynolds American, Gtd. Notes	5.70	8/15/2035	240,000	271,427
				4,400,207
Airlines - .1%
American Airlines Pass Through Trust, Ser. 2016-1, Cl. AA	3.58	1/15/2028	466,995	494,877
JetBlue Pass Through Trust, Ser. 2019-1, Cl. AA	2.75	5/15/2032	300,000	303,312
United Airlines Pass Through Trust, Ser 2013-1, Cl.A	4.30	8/15/2025	752,648	813,313
				1,611,502
Asset-Backed Ctfs./Auto Receivables - .2%
BMW Vehicle Owner Trust, Ser. 2018-A Cl. A4	2.51	6/25/2024	1,000,000	1,011,022
Ford Credit Floorplan Master Owner Trust, Sr. 2019-3, Cl. A1	2.23	9/15/2024	150,000	150,998
GM Financial Consumer Automobile Receivables Trust, Ser. 2018-3, Cl. A3	3.02	5/16/2023	345,000	350,287
Nissan Auto Receivables Owner Trust, Ser. 2019-A, Cl. A3	2.90	10/16/2023	1,000,000	1,019,174
				2,531,481
Asset-Backed Ctfs./Credit Cards - .3%
BA Credit Card Trust, Ser. 2018-A1, Cl. A1	2.70	7/17/2023	925,000	935,317

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Asset-Backed Ctfs./Credit Cards - .3% (continued)
Capital One Multi-Asset Execution Trust, Ser. 2017-A3, Cl. A3	2.43	1/15/2025	280,000	284,282
Capital One Multi-Asset Execution Trust, Ser. 2019-A1, Cl. A1	2.84	12/15/2024	250,000	255,740
Chase Issuance Trust, Ser. 2017-A4, Cl. A4	1.84	4/15/2022	500,000	499,897
Citibank Credit Card Issuance Trust, Ser. 2014-A5, Cl. A5	2.68	6/7/2023	500,000	506,960
Discover Card Execution Note Trust, Ser. 2017-A2, Cl. A2	2.39	7/15/2024	1,250,000	1,266,765
				3,748,961
Automobiles & Components - .5%
Aptiv, Gtd. Notes	4.25	1/15/2026	400,000	429,031
BorgWarner, Sr. Unscd. Notes	3.38	3/15/2025	500,000	523,316
Daimler Finance North America, Gtd. Notes	8.50	1/18/2031	200,000	302,044
Ford Motor, Sr. Unscd. Bonds	6.63	10/1/2028	400,000	437,284
Ford Motor, Sr. Unscd. Notes	5.29	12/8/2046	160,000	148,808
Ford Motor Credit, Sr. Unscd. Notes	3.20	1/15/2021	750,000	753,139
Ford Motor Credit, Sr. Unscd. Notes	4.38	8/6/2023	400,000	411,837
Ford Motor Credit, Sr. Unscd. Notes	5.11	5/3/2029	250,000	253,371
General Motors, Sr. Unscd. Notes	4.20	10/1/2027	180,000	184,129
General Motors, Sr. Unscd. Notes	5.15	4/1/2038	90,000	91,305
General Motors, Sr. Unscd. Notes	5.20	4/1/2045	340,000	338,135
General Motors Financial, Gtd. Notes	4.30	7/13/2025	500,000	522,463
General Motors Financial, Sr. Unscd. Notes	3.55	7/8/2022	200,000	205,247
Toyota Motor, Sr. Unscd. Bonds	3.67	7/20/2028	200,000	223,401
Toyota Motor Credit, Sr. Unscd. Notes	2.00	10/7/2024	370,000	[a] 370,634
Toyota Motor Credit, Sr. Unscd. Notes	2.63	1/10/2023	500,000	511,639
				5,705,783
Banks - 5.9%
Australia & New Zealand Banking Group, Sr. Unscd. Notes	2.30	6/1/2021	350,000	352,327
Banco Santander, Sr. Unscd. Notes	3.80	2/23/2028	400,000	422,252
Bank of America, Sr. Unscd. Notes	2.46	10/22/2025	200,000	201,146
Bank of America, Sr. Unscd. Notes	2.63	4/19/2021	610,000	616,727
Bank of America, Sr. Unscd. Notes	2.88	10/22/2030	300,000	302,329
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	744,000	761,413
Bank of America, Sr. Unscd. Notes	3.19	7/23/2030	130,000	134,186
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	630,000	670,849
Bank of America, Sr. Unscd. Notes	3.82	1/20/2028	310,000	334,086

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Banks - 5.9% (continued)
Bank of America, Sr. Unscd. Notes	3.86	7/23/2024	150,000	158,580
Bank of America, Sr. Unscd. Notes	3.95	1/23/2049	75,000	84,779
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	150,000	163,497
Bank of America, Sr. Unscd. Notes	3.97	2/7/2030	300,000	327,665
Bank of America, Sr. Unscd. Notes	4.13	1/22/2024	500,000	538,319
Bank of America, Sr. Unscd. Notes	4.24	4/24/2038	160,000	181,688
Bank of America, Sr. Unscd. Notes	4.27	7/23/2029	180,000	200,156
Bank of America, Sr. Unscd. Notes	4.33	3/15/2050	145,000	172,362
Bank of America, Sr. Unscd. Notes	5.00	1/21/2044	500,000	636,807
Bank of America, Sub. Notes	4.00	1/22/2025	500,000	534,161
Bank of America, Sub. Notes, Ser. L	4.18	11/25/2027	500,000	542,026
Bank of Montreal, Sr. Unscd. Notes	2.05	11/1/2022	300,000	300,608
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	500,000	522,180
Barclays, Sr. Unscd. Notes	3.20	8/10/2021	500,000	507,754
Barclays, Sr. Unscd. Notes	4.34	1/10/2028	200,000	216,295
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	200,000	215,454
BB&T, Sr. Unscd. Notes	2.50	8/1/2024	200,000	202,795
BB&T, Sr. Unscd. Notes	3.70	6/5/2025	300,000	322,582
BNP Paribas, Gtd. Notes	5.00	1/15/2021	500,000	518,887
BPCE, Gtd. Notes	4.00	4/15/2024	200,000	215,487
Citibank, Sr. Unscd. Notes	2.84	5/20/2022	250,000	253,056
Citigroup, Sr. Unscd. Bonds	2.90	12/8/2021	500,000	508,903
Citigroup, Sr. Unscd. Bonds	4.28	4/24/2048	200,000	237,420
Citigroup, Sr. Unscd. Notes	2.88	7/24/2023	500,000	508,487
Citigroup, Sr. Unscd. Notes	3.67	7/24/2028	500,000	529,850
Citigroup, Sr. Unscd. Notes	3.88	1/24/2039	60,000	66,007
Citigroup, Sr. Unscd. Notes	4.08	4/23/2029	100,000	109,628
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	350,000	429,514
Citigroup, Sr. Unscd. Notes	4.65	7/23/2048	150,000	186,008
Citigroup, Sr. Unscd. Notes	6.63	1/15/2028	100,000	126,425
Citigroup, Sub. Notes	4.05	7/30/2022	250,000	262,144
Citigroup, Sub. Notes	5.50	9/13/2025	500,000	572,784
Citigroup, Sub. Notes	6.68	9/13/2043	500,000	726,539
Cooperatieve Rabobank, Gtd. Notes	3.95	11/9/2022	1,000,000	1,044,636
Cooperatieve Rabobank, Sr. Unscd. Notes	2.50	1/19/2021	400,000	403,119
Credit Suisse Group Funding, Gtd. Notes	3.75	3/26/2025	500,000	528,045
Credit Suisse Group Funding, Gtd. Notes	4.88	5/15/2045	280,000	348,565
Deutsche Bank, Sr. Unscd. Notes	4.25	10/14/2021	290,000	297,437

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Banks - 5.9% (continued)
Development Bank of Japan, Sr. Unscd. Notes	2.00	10/19/2021	500,000	500,940
Discover Bank, Sr. Unscd. Bonds	3.45	7/27/2026	500,000	519,309
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000	432,723
Fifth Third Bancorp, Sr. Unscd. Notes	3.50	3/15/2022	600,000	619,776
HSBC Holdings, Sr. Unscd. Notes	3.40	3/8/2021	600,000	610,590
HSBC Holdings, Sr. Unscd. Notes	3.90	5/25/2026	295,000	315,325
HSBC Holdings, Sr. Unscd. Notes	3.97	5/22/2030	300,000	323,894
HSBC Holdings, Sr. Unscd. Notes	5.10	4/5/2021	750,000	781,957
HSBC Holdings, Sub. Notes	4.25	3/14/2024	500,000	531,363
HSBC Holdings, Sub. Notes	6.50	5/2/2036	850,000	1,141,855
Industrial & Commercial Bank of China, Sr. Unscd. Bonds	2.45	10/20/2021	500,000	500,433
Industrial & Commercial Bank of China, Sr. Unscd. Notes	2.91	11/13/2020	300,000	301,284
ING Groep, Sr. Unscd. Notes	3.15	3/29/2022	300,000	307,169
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	300,000	314,512
Intesa Sanpaolo, Gtd. Bonds	5.25	1/12/2024	400,000	433,942
JPMorgan Chase & Co., Sr. Unscd. Notes	2.30	10/15/2025	230,000	229,668
JPMorgan Chase & Co., Sr. Unscd. Notes	2.40	6/7/2021	1,240,000	1,249,798
JPMorgan Chase & Co., Sr. Unscd. Notes	2.74	10/15/2030	220,000	219,717
JPMorgan Chase & Co., Sr. Unscd. Notes	2.78	4/25/2023	300,000	304,475
JPMorgan Chase & Co., Sr. Unscd. Notes	3.20	1/25/2023	1,000,000	1,037,415
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000	526,735
JPMorgan Chase & Co., Sr. Unscd. Notes	3.51	1/23/2029	135,000	142,845
JPMorgan Chase & Co., Sr. Unscd. Notes	3.80	7/23/2024	140,000	148,154
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000	116,880
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	11/15/2048	200,000	225,436
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000	219,174
JPMorgan Chase & Co., Sr. Unscd. Notes	4.20	7/23/2029	150,000	166,718
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	400,000	466,955
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	500,000	526,070

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Banks - 5.9% (continued)
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/2024	500,000		534,688
JPMorgan Chase & Co., Sub. Notes	4.13	12/15/2026	500,000		546,617
KeyBank, Sr. Unscd. Notes	3.30	6/1/2025	400,000		424,475
KeyBank, Sub. Notes	6.95	2/1/2028	100,000		127,261
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Bonds	2.13	6/15/2022	320,000		324,575
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	1.50	6/15/2021	765,000		763,461
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	1.63	3/15/2021	1,900,000		1,900,012
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	1.75	8/22/2022	210,000		211,052
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	2.00	5/2/2025	1,100,000		1,123,952
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	2.13	3/7/2022	620,000		627,732
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	2.38	12/29/2022	305,000		312,599
Kreditanstalt Fuer Wiederaufbau, Gov't. Gtd. Bonds	2.50	2/15/2022	300,000		306,126
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	2.38	6/10/2025	500,000	[a]	519,918
Lloyds Banking Group, Sr. Unscd. Notes	4.55	8/16/2028	500,000		561,462
Llyods Banking Group, Sub. Notes	4.58	12/10/2025	820,000		883,436
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.00	2/22/2022	500,000		510,091
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.54	7/26/2021	300,000		307,340
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.68	2/22/2027	500,000		535,658
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.76	7/26/2023	300,000		316,212
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	4.29	7/26/2038	200,000		230,195
Mizuho Financial Group, Sr. Unscd. Bonds	2.27	9/13/2021	500,000		501,670
Mizuho Financial Group, Sr. Unscd. Bonds	2.84	9/13/2026	500,000		507,527
Morgan Stanley, Sr. Unscd. Notes	2.72	7/22/2025	100,000		101,404
Morgan Stanley, Sr. Unscd. Notes	3.13	1/23/2023	150,000		154,414
Morgan Stanley, Sr. Unscd. Notes	3.63	1/20/2027	380,000		405,679
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	500,000		525,869
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000		192,775
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	500,000		542,011
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	500,000		594,470

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Banks - 5.9% (continued)
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000	428,503
Morgan Stanley, Sub. Notes	3.95	4/23/2027	500,000	532,366
Morgan Stanley, Sub. Notes	4.10	5/22/2023	500,000	530,176
National Australia Bank, Sr. Unscd. Notes	2.50	7/12/2026	500,000	505,182
Northern Trust, Sub. Notes	3.95	10/30/2025	846,000	926,294
PNC Bank, Sr. Unscd. Notes	2.63	2/17/2022	500,000	507,980
PNC Bank, Sub. Notes	3.80	7/25/2023	500,000	528,408
Royal Bank of Scotland Group, Sr. Unscd. Notes	4.80	4/5/2026	500,000	555,112
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/2022	300,000	327,388
Skandinaviska Enskilda Banken, Sr. Unscd. Notes	1.88	9/13/2021	250,000	249,717
State Street, Sr. Unscd. Notes	3.55	8/18/2025	290,000	313,253
State Street, Sr. Unscd. Notes	3.70	11/20/2023	250,000	266,913
State Street, Sub. Notes	3.03	11/1/2034	225,000	227,639
Sumitomo Mitsui Banking, Gtd. Bonds	3.00	1/18/2023	290,000	297,354
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.45	1/11/2027	160,000	168,879
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.78	3/9/2026	500,000	536,864
SunTrust Bank, Sr. Unscd. Notes	2.75	5/1/2023	500,000	510,143
The Bank of Nova Scotia, Sr. Unscd. Notes	2.00	11/15/2022	180,000	179,735
The Bank of Nova Scotia, Sr. Unscd. Notes	2.80	7/21/2021	600,000	609,470
The Bank of Nova Scotia, Sr. Unscd. Notes	3.40	2/11/2024	500,000	524,480
The Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	500,000	547,513
The Goldman Sachs Group, Sr. Unscd. Bonds	4.22	5/1/2029	200,000	219,002
The Goldman Sachs Group, Sr. Unscd. Notes	2.35	11/15/2021	500,000	501,928
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	1/22/2023	500,000	522,885
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	2/20/2024	500,000	525,673
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	150,000	159,469
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	730,000	778,589
The Goldman Sachs Group, Sr. Unscd. Notes	6.25	2/1/2041	700,000	981,059

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Banks - 5.9% (continued)
The Goldman Sachs Group, Sub. Notes	4.25	10/21/2025	130,000	140,142
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	500,000	680,042
The Korea Development Bank, Sr. Unscd. Notes	2.75	3/19/2023	300,000	307,226
The PNC Financial Services Group, Sr. Unscd. Notes	2.20	11/1/2024	500,000	502,434
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	200,000	216,062
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.90	12/1/2022	300,000	299,528
The Toronto-Dominion Bank, Sr. Unscd. Notes	2.50	12/14/2020	500,000	503,805
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.50	7/19/2023	350,000	369,846
U.S. Bancorp, Sr. Unscd. Notes	3.00	3/15/2022	900,000	923,369
US Bank, Sr. Unscd. Notes	3.40	7/24/2023	350,000	368,077
Wells Fargo & Co., Sr. Unscd. Notes	2.10	7/26/2021	620,000	621,232
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	470,000	479,239
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/2025	200,000	212,063
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	135,000	150,082
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000	538,034
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000	547,200
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	500,000	585,812
Wells Fargo & Co., Sub. Notes	4.75	12/7/2046	500,000	596,217
Wells Fargo & Co., Sub. Notes, Ser. M	3.45	2/13/2023	500,000	517,751
Westpac Banking, Sr. Unscd. Notes	2.60	11/23/2020	1,000,000	1,008,317
Westpac Banking, Sr. Unscd. Notes	2.85	5/13/2026	200,000	207,230
				68,039,439
Beverage Products - .6%
Anheuser-Busch, Gtd. Notes	3.65	2/1/2026	315,000	338,168
Anheuser-Busch InBev Finance, Gtd. Notes	4.00	1/17/2043	700,000	741,154
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.00	4/13/2028	500,000	552,379
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.70	2/1/2036	590,000	680,767
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	4/15/2048	500,000	574,687
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.75	1/23/2029	285,000	331,404
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.45	1/23/2039	120,000	151,255

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Beverage Products - .6% (continued)
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.80	1/23/2059	300,000	407,911
Diageo Capital, Gtd. Notes	2.38	10/24/2029	300,000	299,330
Diageo Investment, Gtd. Notes	4.25	5/11/2042	250,000	294,988
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	215,000	228,201
Molson Coors Brewing, Gtd. Notes	2.10	7/15/2021	500,000	500,511
Molson Coors Brewing, Gtd. Notes	4.20	7/15/2046	150,000	148,388
PepsiCo, Sr. Unscd. Notes	3.50	7/17/2025	500,000	540,031
PepsiCo, Sr. Unscd. Notes	4.45	4/14/2046	210,000	263,607
The Coca-Cola Company, Sr. Unscd. Notes	3.30	9/1/2021	750,000	771,749
				6,824,530
Building Materials - .0%
Johnson Controls International, Sr. Unscd. Notes	5.13	9/14/2045	10,000	11,881
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	69,000	88,870
				100,751
Chemicals - .4%
Celanese US Holdings, Gtd. Notes	4.63	11/15/2022	350,000	372,010
Dupont De Nemours, Sr. Unscd. Notes	4.21	11/15/2023	100,000	107,434
Dupont De Nemours, Sr. Unscd. Notes	4.49	11/15/2025	100,000	110,762
Dupont De Nemours, Sr. Unscd. Notes	4.73	11/15/2028	100,000	114,115
Dupont De Nemours, Sr. Unscd. Notes	5.42	11/15/2048	125,000	155,414
Eastman Chemical, Sr. Unscd. Notes	3.80	3/15/2025	378,000	395,996
Ecolab, Sr. Unscd. Notes	2.70	11/1/2026	250,000	258,154
Ecolab, Sr. Unscd. Notes	4.35	12/8/2021	164,000	172,417
LYB International Finance, Gtd. Notes	4.00	7/15/2023	350,000	371,627
Nutrien, Sr. Unscd. Notes	3.63	3/15/2024	200,000	210,857
Nutrien, Sr. Unscd. Notes	5.25	1/15/2045	200,000	236,097
Praxair, Sr. Unscd. Notes	2.45	2/15/2022	400,000	405,243
The Dow Chemical Company, Sr. Unscd. Bonds	7.38	11/1/2029	500,000	664,329
The Dow Chemical Company, Sr. Unscd. Notes	3.63	5/15/2026	250,000	[b] 262,458
The Dow Chemical Company, Sr. Unscd. Notes	4.38	11/15/2042	300,000	313,940
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	300,000	319,753

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Chemicals - .4% (continued)
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	100,000		113,041
				4,583,647
Collateralized Municipal-Backed Securities - .9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K017, Cl. A2	2.87	12/25/2021	816,621	[c]	828,502
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K032, Cl. A1	3.02	2/25/2023	263,640	[c]	268,896
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K039, Cl. A2	3.30	7/25/2024	1,000,000	[c]	1,057,543
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K043, Cl. A2	3.06	12/25/2024	648,000	[c]	681,783
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A	3.33	5/25/2025	1,000,000	[c]	1,068,424
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	1,300,000	[c]	1,340,469
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K091, Cl. A2	3.30	4/25/2029	400,000	[c]	436,510
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K091, Cl. A2	3.51	3/25/2029	400,000	[c]	445,415
Federal National Mortgage Association, Ser. 2010-M7, Cl. A2	3.66	11/25/2020	153,056	[c]	154,329
Federal National Mortgage Association, Ser. 2013-M14, Cl. APT	2.63	4/25/2023	365,681	[c]	371,782
Federal National Mortgage Association, Ser. 2017-M12, Cl. A2	3.08	6/25/2027	975,000	[c]	1,035,607
Federal National Mortgage Association, Ser. 2017-M8, Cl. A1	2.65	5/25/2027	538,468	[c]	550,712
Federal National Mortgage Association, Ser. 2018-M1, Cl. A2	2.99	12/25/2027	1,000,000	[c]	1,060,928

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Collateralized Municipal-Backed Securities - .9% (continued)
Federal National Mortgage Association, Ser. 2018-M10, Cl. A2	3.38	7/25/2028	750,000	[c]	816,056
Federal National Mortgage Association, Ser. 2019-M12, Cl. A2	2.89	5/25/2029	500,000	[c]	530,809
				10,647,765
Commercial & Professional Services - .2%
IHS Markit, Sr. Unscd. Notes	3.63	5/1/2024	223,000		233,423
Moody's, Sr. Unscd. Notes	3.25	6/7/2021	250,000		254,716
PayPal Holdings, Sr. Unscd. Notes	2.85	10/1/2029	95,000		95,496
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	450,000		480,446
S&P Global, Gtd. Notes	4.40	2/15/2026	230,000		257,867
The Cleveland Clinic Foundation, Unscd. Bonds	4.86	1/1/2114	150,000		193,948
The Leland Stanford Junior University, Unscd. Bonds	3.65	5/1/2048	105,000		120,137
Total System Services, Sr. Unscd. Notes	4.80	4/1/2026	500,000		562,154
University of Southern California, Sr. Unscd. Notes	5.25	10/1/2111	40,000		59,070
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	250,000		274,664
				2,531,921
Commercial Mortgage Pass-Through Ctfs. - 1.3%
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	500,000		535,981
Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Cl. A4	3.62	7/10/2047	1,000,000		1,068,636
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. B	5.11	8/10/2050	750,000		813,950
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/2047	200,000		214,705
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	1,035,000		1,120,941
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/2047	456,429		485,140
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2012-LC9, Cl. A5	2.84	12/15/2047	837,569		853,703
JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C15, Cl. A5	4.13	11/15/2045	500,000		537,372
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/2047	725,000		773,968

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Commercial Mortgage Pass-Through Ctfs. - 1.3% (continued)
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/2048	2,000,000	2,170,712
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/2048	1,175,000	1,233,779
Morgan Stanley Capital I Trust, Ser. 2012-C4, Cl. AS	3.77	3/15/2045	720,000	742,486
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	2,000,000	2,085,894
UBS Commercial Mortgage Trust, Ser. 2018-C12, Cl. A5	4.30	8/15/2051	500,000	569,694
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/2046	412,000	425,665
Wells Fargo Commercial Mortgage Trust, Ser. 2017-RC1, Cl. A2	3.12	1/15/2060	500,000	509,917
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44 Cl. A5	4.21	5/15/2051	900,000	1,016,945
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/2046	385,171	390,005
				15,549,493
Consumer Discretionary - .1%
Hasbro, Sr. Unscd. Notes	3.15	5/15/2021	450,000	455,733
Marriott International, Sr. Unscd. Notes, Ser. N	3.13	10/15/2021	600,000	610,965
				1,066,698
Consumer Durables & Apparel - .1%
Nike, Sr. Unscd. Notes	2.25	5/1/2023	300,000	307,044
Nike, Sr. Unscd. Notes	3.63	5/1/2043	300,000	328,129
				635,173
Consumer Staples - .2%
Church & Dwight, Sr. Unscd. Notes	3.95	8/1/2047	300,000	325,938
Colgate-Palmolive, Sr. Unscd. Notes	2.45	11/15/2021	500,000	507,463
The Clorox Company, Sr. Unscd. Notes	3.80	11/15/2021	200,000	208,201
The Procter & Gamble Company, Sr. Unscd. Notes	2.30	2/6/2022	500,000	507,176
Unilever Capital, Gtd. Notes	5.90	11/15/2032	250,000	341,369
				1,890,147
Diversified Financials - .7%
AerCap Ireland Capital, Gtd. Notes	3.50	5/26/2022	500,000	514,497
AerCap Ireland Capital, Gtd. Notes	3.95	2/1/2022	500,000	517,542
Affiliated Managers Group, Sr. Unscd. Notes	3.50	8/1/2025	250,000	262,051
Air Lease, Sr. Unscd. Notes	3.75	2/1/2022	100,000	103,318

19

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Diversified Financials - .7% (continued)
Ally Financial, Sr. Unscd. Notes	3.88	5/21/2024	200,000	209,658
Ally Financial, Sr. Unscd. Notes	4.25	4/15/2021	200,000	205,808
American Express, Sub. Notes	3.63	12/5/2024	500,000	531,003
Ares Capital, Sr. Unscd. Notes	3.50	2/10/2023	300,000	304,654
Blackrock, Sr. Unscd. Notes	3.50	3/18/2024	250,000	267,531
Capital One Financial, Sr. Unscd. Notes	4.75	7/15/2021	300,000	313,468
Capital One Financial, Sub. Notes	3.75	7/28/2026	750,000	792,765
CME Group, Sr. Unscd. Notes	3.00	3/15/2025	250,000	263,044
GE Capital International Funding, Gtd. Notes	4.42	11/15/2035	600,000	633,171
Intercontinental Exchange, Gtd. Notes	4.00	10/15/2023	350,000	373,398
Intercontinental Exchange, Sr. Unscd. Notes	4.25	9/21/2048	75,000	90,222
Invesco Finance, Gtd. Notes	4.00	1/30/2024	250,000	266,716
Jefferies Group, Sr. Unscd. Debs.	6.45	6/8/2027	35,000	41,247
Jefferies Group, Sr. Unscd. Notes	5.13	1/20/2023	150,000	161,596
Legg Mason, Sr. Unscd. Notes	5.63	1/15/2044	200,000	226,162
Nasdaq, Sr. Unscd. Notes	4.25	6/1/2024	250,000	270,398
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/2024	500,000	528,957
TD Ameritrade Holding, Sr. Unscd. Notes	2.95	4/1/2022	200,000	204,500
Visa, Sr. Unscd. Notes	2.20	12/14/2020	400,000	402,078
Visa, Sr. Unscd. Notes	3.65	9/15/2047	55,000	62,121
Visa, Sr. Unscd. Notes	4.15	12/14/2035	270,000	326,006
Visa, Sr. Unscd. Notes	4.30	12/14/2045	200,000	247,220
				8,119,131
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000	139,544
Electronic Components - .1%
Allegion US Holding, Gtd. Notes	3.20	10/1/2024	400,000	408,197
Arrow Electronics, Sr. Unscd. Notes	4.50	3/1/2023	500,000	526,136
Emerson Electric, Sr. Unscd. Notes	2.63	2/15/2023	260,000	266,899
Fortive, Sr. Unscd. Notes	2.35	6/15/2021	250,000	250,785
				1,452,017
Energy - 2.7%
Baker Hughes A Ge, Sr. Unscd. Notes	3.20	8/15/2021	382,000	390,893
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	400,000	406,929
BP Capital Markets America, Gtd. Notes	3.25	5/6/2022	700,000	723,218

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Energy - 2.7% (continued)
BP Capital Markets America, Gtd. Notes	3.80	9/21/2025	300,000		324,653
BP Capital Markets America, Gtd. Notes	3.94	9/21/2028	300,000		333,385
BP Capital Markets America, Gtd. Notes	4.23	11/6/2028	100,000		113,327
Canadian Natural Resources, Sr. Unscd. Notes	6.25	3/15/2038	200,000		253,070
Cenovus Energy, Sr. Unscd. Notes	4.25	4/15/2027	500,000	[a]	527,227
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/2025	180,000		200,041
Chevron, Sr. Unscd. Notes	2.95	5/16/2026	295,000		310,907
Chevron, Sr. Unscd. Notes	3.33	11/17/2025	165,000		177,856
CNOOC Finance 2013, Gtd. Notes	3.00	5/9/2023	500,000		507,686
Concho Resources, Gtd. Notes	4.30	8/15/2028	200,000		216,000
Concho Resources, Gtd. Notes	4.88	10/1/2047	60,000		67,823
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	150,000		172,934
ConocoPhillips, Gtd. Notes	5.95	3/15/2046	250,000		362,707
ConocoPhillips Holding, Sr. Unscd. Notes	6.95	4/15/2029	125,000		170,112
Devon Energy, Sr. Unscd. Notes	5.85	12/15/2025	71,000		84,472
Ecopetrol, Sr. Unscd. Notes	7.38	9/18/2043	300,000		399,378
Enable Midstream Partners, Sr. Unscd. Notes	5.00	5/15/2044	250,000		220,596
Enbridge, Gtd. Notes	4.25	12/1/2026	500,000		548,030
Energy Transfer Operating, Gtd. Notes	5.15	2/1/2043	500,000		511,830
Energy Transfer Operating, Gtd. Notes	6.25	4/15/2049	95,000		114,304
Energy Transfer Partners, Gtd. Notes	4.50	11/1/2023	450,000		480,789
Enterprise Products Operating, Gtd. Notes	3.35	3/15/2023	600,000		621,856
Enterprise Products Operating, Gtd. Notes	3.70	2/15/2026	200,000		212,766
Enterprise Products Operating, Gtd. Notes	4.25	2/15/2048	75,000		80,453
Enterprise Products Operating, Gtd. Notes	4.90	5/15/2046	500,000		577,337
EOG Resources, Sr. Unscd. Notes	3.90	4/1/2035	200,000		221,099
Equinor Asa, Gtd. Notes	2.65	1/15/2024	500,000		514,927
Exxon Mobil, Sr. Unscd. Notes	2.22	3/1/2021	500,000		503,208
Exxon Mobil, Sr. Unscd. Notes	2.28	8/16/2026	155,000		156,782
Exxon Mobil, Sr. Unscd. Notes	3.00	8/16/2039	430,000		437,450
Exxon Mobil, Sr. Unscd. Notes	3.10	8/16/2049	430,000		435,252

21

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Energy - 2.7% (continued)
Exxon Mobil, Sr. Unscd. Notes	4.11	3/1/2046	500,000		595,258
Halliburton, Sr. Unscd. Notes	3.80	11/15/2025	415,000		437,579
Hess, Sr. Unscd. Notes	4.30	4/1/2027	250,000		265,015
Hess, Sr. Unscd. Notes	5.60	2/15/2041	250,000		281,301
HollyFrontier, Sr. Unscd. Bonds	5.88	4/1/2026	480,000		539,648
Kinder Morgan, Gtd. Notes	4.30	3/1/2028	500,000		544,140
Kinder Morgan Energy Partners, Gtd. Notes	3.50	9/1/2023	500,000		518,588
Kinder Morgan Energy Partners, Gtd. Notes	5.00	10/1/2021	300,000		313,768
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/2043	300,000		322,847
Kinder Morgan Energy Partners, Gtd. Notes	7.40	3/15/2031	350,000		454,577
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/2037	300,000		370,179
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/2044	300,000		329,422
MPLX, Sr. Unscd. Notes	4.50	4/15/2038	105,000		107,091
MPLX, Sr. Unscd. Notes	4.88	12/1/2024	500,000		545,003
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	115,000		114,284
MPLX, Sr. Unscd. Notes	5.50	2/15/2049	150,000		168,393
Nexen, Gtd. Notes	5.88	3/10/2035	125,000		162,603
Noble Energy, Sr. Unscd. Notes	3.90	11/15/2024	200,000		210,883
Occidental Petroleum, Sr. Unscd. Notes	3.00	2/15/2027	300,000		297,614
Occidental Petroleum, Sr. Unscd. Notes	3.20	8/15/2026	350,000		354,640
Occidental Petroleum, Sr. Unscd. Notes	4.10	2/15/2047	310,000		297,578
Occidental Petroleum, Sr. Unscd. Notes	4.40	8/15/2049	250,000		253,762
Occidental Petroleum, Sr. Unscd. Notes	6.60	3/15/2046	250,000		321,098
Occidental Petroleum, Sr. Unscd. Notes	6.95	7/1/2024	300,000		353,223
Occidental Petroleum, Sr. Unscd. Notes, Ser. 1	4.10	2/1/2021	200,000		203,889
ONEOK, Gtd. Notes	4.00	7/13/2027	300,000		316,760
ONEOK Partners, Gtd. Notes	5.00	9/15/2023	500,000		545,259
ONEOK Partners, Gtd. Notes	6.85	10/15/2037	60,000		76,665
Petroleos Mexicanos, Gtd. Notes	4.88	1/18/2024	250,000	[a]	262,437
Petroleos Mexicanos, Gtd. Notes	5.35	2/12/2028	195,000		193,050
Petroleos Mexicanos, Gtd. Notes	6.35	2/12/2048	500,000		480,000
Petroleos Mexicanos, Gtd. Notes	6.50	3/13/2027	570,000		605,625
Petroleos Mexicanos, Gtd. Notes	6.75	9/21/2047	200,000		199,980

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Energy - 2.7% (continued)
Petroleos Mexicanos, Gtd. Notes	6.84	1/23/2030	190,000	[b]	203,234
Petroleos Mexicanos, Gtd. Notes	7.69	1/23/2050	573,000	[b]	626,232
Phillips 66, Gtd. Notes	4.88	11/15/2044	202,000		242,350
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/2022	500,000		521,598
Plains All American Pipeline, Sr. Unscd. Notes	3.85	10/15/2023	300,000		310,983
Plains All American Pipeline, Sr. Unscd. Notes	4.90	2/15/2045	250,000		240,423
Sabine Pass Liquefaction, Sr. Scd. Notes	5.00	3/15/2027	600,000		658,828
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	4/15/2023	300,000		326,599
Shell International Finance, Gtd. Notes	1.88	5/10/2021	485,000		485,609
Shell International Finance, Gtd. Notes	2.88	5/10/2026	185,000		193,018
Shell International Finance, Gtd. Notes	3.25	5/11/2025	560,000		594,912
Shell International Finance, Gtd. Notes	4.13	5/11/2035	260,000		299,224
Spectra Energy Partners, Gtd. Notes	5.95	9/25/2043	200,000		247,388
Suncor Energy, Sr. Unscd. Notes	4.00	11/15/2047	50,000		53,571
Suncor Energy, Sr. Unscd. Notes	6.50	6/15/2038	300,000		412,419
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/2023	200,000		204,451
Sunoco Logistics Partners Operations, Gtd. Notes	4.95	1/15/2043	200,000		199,622
Sunoco Logistics Partners Operations, Gtd. Notes	5.40	10/1/2047	110,000		118,291
Tennessee Gas Pipeline, Gtd. Debs.	7.63	4/1/2037	70,000		93,997
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	150,000		156,306
The Williams Companies, Sr. Unscd. Notes	4.00	9/15/2025	100,000		106,231
The Williams Companies, Sr. Unscd. Notes	4.13	11/15/2020	500,000		507,777
The Williams Companies, Sr. Unscd. Notes	6.30	4/15/2040	400,000		486,036
Total Capital International, Gtd. Notes	2.83	1/10/2030	170,000		176,136
Total Capital International, Gtd. Notes	3.46	7/12/2049	50,000		53,071
TransCanada Pipelines, Sr. Unscd. Notes	3.75	10/16/2023	500,000		529,026

23

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Energy - 2.7% (continued)
TransCanada Pipelines, Sr. Unscd. Notes	4.88	5/15/2048	60,000	69,648
TransCanada Pipelines, Sr. Unscd. Notes	6.20	10/15/2037	75,000	96,267
TransCanada Pipelines, Sr. Unscd. Notes	7.63	1/15/2039	300,000	444,013
Valero Energy, Gtd. Notes	7.50	4/15/2032	170,000	233,074
Valero Energy, Sr. Unscd. Notes	6.63	6/15/2037	165,000	215,472
				31,527,262
Environmental Control - .1%
Republic Services, Sr. Unscd. Notes	5.25	11/15/2021	500,000	532,786
Waste Management, Gtd. Notes	3.50	5/15/2024	500,000	528,603
Waste Management, Gtd. Notes	4.15	7/15/2049	250,000	288,807
				1,350,196
Financials - .0%
Brookfield Asset Management, Sr. Unscd. Notes	4.00	1/15/2025	250,000	267,557
Food Products - .4%
Campbell Soup, Sr. Unscd. Notes	3.30	3/19/2025	400,000	410,471
Campbell Soup, Sr. Unscd. Notes	4.15	3/15/2028	80,000	86,360
Conagra Brands, Sr. Unscd. Notes	3.20	1/25/2023	165,000	170,648
Conagra Brands, Sr. Unscd. Notes	4.85	11/1/2028	100,000	113,741
Conagra Brands, Sr. Unscd. Notes	5.40	11/1/2048	60,000	71,192
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	110,000	123,291
General Mills, Sr. Unscd. Notes	5.40	6/15/2040	300,000	372,296
Kellogg, Sr. Unscd. Notes	2.65	12/1/2023	300,000	305,554
Kraft Heinz Foods, Gtd. Notes	4.38	6/1/2046	400,000	390,253
Kraft Heinz Foods, Gtd. Notes	4.88	10/1/2049	75,000	[b] 77,427
Kraft Heinz Foods, Gtd. Notes	6.75	3/15/2032	525,000	652,632
Sysco, Gtd. Notes	5.38	9/21/2035	200,000	252,427
The Kroger Company, Sr. Unscd. Notes	3.30	1/15/2021	300,000	304,620
The Kroger Company, Sr. Unscd. Notes	3.70	8/1/2027	300,000	319,633
The Kroger Company, Sr. Unscd. Notes	7.50	4/1/2031	400,000	556,747
Tyson Foods, Sr. Unscd. Bonds	5.15	8/15/2044	250,000	304,598
				4,511,890
Foreign Governmental - 1.5%
Chile, Sr. Unscd. Notes	3.13	3/27/2025	500,000	525,000
Colombia, Sr. Unscd. Bonds	5.00	6/15/2045	500,000	583,630
Colombia, Sr. Unscd. Notes	3.88	4/25/2027	500,000	534,005
Finland, Sr. Unscd. Bonds	6.95	2/15/2026	25,000	31,635
Hungary, Sr. Unscd. Notes	6.38	3/29/2021	200,000	212,025

24

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Foreign Governmental - 1.5% (continued)
Hungary, Sr. Unscd. Notes	7.63	3/29/2041	300,000	494,168
Indonesia, Sr. Unscd. Notes	3.50	1/11/2028	300,000	311,818
Indonesia, Sr. Unscd. Notes	4.35	1/11/2048	300,000	328,118
Israel, Gov't Gtd. Bonds	5.50	9/18/2023	450,000	514,285
Japan Bank for International Cooperation, Gov't Gtd. Bonds	1.88	7/21/2026	500,000	495,848
Japan Bank for International Cooperation, Gov't Gtd. Notes	1.88	4/20/2021	490,000	490,253
Japan Bank for International Cooperation, Gov't Gtd. Notes	2.75	1/21/2026	750,000	784,175
Japan Bank for International Cooperation, Gov't. Gtd. Notes	2.00	10/17/2029	300,000	298,829
Mexico, Sr. Unscd. Notes	3.63	3/15/2022	500,000	516,505
Mexico, Sr. Unscd. Notes	4.15	3/28/2027	345,000	370,188
Mexico, Sr. Unscd. Notes	4.60	1/23/2046	600,000	641,556
Mexico, Sr. Unscd. Notes	5.55	1/21/2045	850,000	1,034,883
Panama, Sr. Unscd. Bonds	4.50	4/16/2050	200,000	235,252
Panama, Sr. Unscd. Bonds	6.70	1/26/2036	400,000	565,004
Peru, Sr. Unscd. Bonds	6.55	3/14/2037	370,000	540,666
Peru, Sr. Unscd. Bonds	7.35	7/21/2025	500,000	636,000
Philippines, Sr. Unscd. Bonds	3.70	2/2/2042	400,000	448,852
Philippines, Sr. Unscd. Bonds	10.63	3/16/2025	800,000	1,142,225
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000	88,195
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	925,000	1,161,442
Province of Manitoba Canada, Unscd. Debs.	8.88	9/15/2021	450,000	506,797
Province of Ontario Canada, Sr. Unscd. Notes	3.40	10/17/2023	150,000	159,627
Province of Quebec Canada, Sr. Unscd. Debs., Ser. NJ	7.50	7/15/2023	200,000	239,958
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	550,000	812,242
Republic of Italy, Sr. Unscd. Debs.	6.88	9/27/2023	400,000	465,070
Republic of Poland, Sr. Unscd. Notes	5.00	3/23/2022	650,000	697,010
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	105,000	123,114
Uruguay, Sr. Unscd. Bonds	7.63	3/21/2036	300,000	444,753
Uruguay, Sr. Unscd. Notes	4.50	8/14/2024	400,000	[a] 432,504
				16,865,632
Forest Products & Other - .1%
International Paper, Sr. Unscd. Notes	3.65	6/15/2024	400,000	422,342
International Paper, Sr. Unscd. Notes	4.40	8/15/2047	250,000	259,801
				682,143

25

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Health Care - 3.0%
Abbott Laboratories, Sr. Unscd. Notes	2.90	11/30/2021	600,000		612,349
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	1,000,000		1,020,069
AbbVie, Sr. Unscd. Notes	3.60	5/14/2025	170,000		178,195
AbbVie, Sr. Unscd. Notes	4.25	11/14/2028	110,000		119,653
AbbVie, Sr. Unscd. Notes	4.30	5/14/2036	235,000		249,608
AbbVie, Sr. Unscd. Notes	4.45	5/14/2046	330,000		341,375
AbbVie, Sr. Unscd. Notes	4.88	11/14/2048	110,000		121,562
Aetna, Sr. Unscd. Notes	4.75	3/15/2044	250,000		272,386
Aetna, Sr. Unscd. Notes	6.63	6/15/2036	150,000		197,162
Allergan Funding, Gtd. Notes	3.80	3/15/2025	300,000		315,831
Allergan Funding, Gtd. Notes	4.75	3/15/2045	400,000		426,102
Amgen, Sr. Unscd. Notes	2.60	8/19/2026	1,000,000		1,011,277
Amgen, Sr. Unscd. Notes	4.10	6/15/2021	500,000		516,240
Amgen, Sr. Unscd. Notes	4.66	6/15/2051	300,000		347,813
Anthem, Sr. Unscd. Notes	3.30	1/15/2023	500,000		519,566
Anthem, Sr. Unscd. Notes	4.38	12/1/2047	600,000		643,694
AstraZeneca, Sr. Unscd. Notes	4.38	11/16/2045	205,000		241,708
AstraZeneca, Sr. Unscd. Notes	4.38	8/17/2048	45,000		53,325
Baxalta, Gtd. Notes	5.25	6/23/2045	200,000		259,972
Becton Dickinson & Co., Sr. Unscd. Notes	3.13	11/8/2021	500,000		510,386
Becton Dickinson & Co., Sr. Unscd. Notes	3.73	12/15/2024	386,000		412,742
Biogen, Sr. Unscd. Notes	4.05	9/15/2025	500,000		548,375
Bristol-Myers Squibb, Sr. Unscd. Notes	2.00	8/1/2022	400,000		402,489
Bristol-Myers Squibb, Sr. Unscd. Notes	2.90	7/26/2024	285,000	[b]	295,953
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	250,000	[b]	269,244
Bristol-Myers Squibb, Sr. Unscd. Notes	4.13	6/15/2039	110,000	[b]	125,823
Bristol-Myers Squibb, Sr. Unscd. Notes	4.25	10/26/2049	200,000	[b]	234,619
Cardinal Health, Sr. Unscd. Notes	3.20	3/15/2023	300,000		307,627
Cardinal Health, Sr. Unscd. Notes	4.60	3/15/2043	300,000		299,752
Celgene, Sr. Unscd. Notes	3.25	2/20/2023	60,000		62,021
Celgene, Sr. Unscd. Notes	3.88	8/15/2025	190,000		205,782
Celgene, Sr. Unscd. Notes	3.90	2/20/2028	90,000		98,960
Celgene, Sr. Unscd. Notes	4.35	11/15/2047	90,000		105,174
Celgene, Sr. Unscd. Notes	4.55	2/20/2048	90,000		109,551
Cigna, Gtd. Notes	3.40	9/17/2021	80,000		81,971
Cigna, Gtd. Notes	3.40	3/1/2027	300,000	[b]	309,771

26

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Health Care - 3.0% (continued)
Cigna, Gtd. Notes	3.75	7/15/2023	190,000		199,294
Cigna, Gtd. Notes	3.88	10/15/2047	75,000	[b]	73,606
Cigna, Gtd. Notes	4.13	11/15/2025	130,000		141,003
Cigna, Gtd. Notes	4.38	10/15/2028	230,000		253,993
Cigna, Gtd. Notes	4.50	3/15/2021	300,000	[b]	307,696
Cigna, Gtd. Notes	4.75	11/15/2021	300,000	[b]	315,305
Cigna, Gtd. Notes	4.80	7/15/2046	250,000	[b]	279,022
Cigna, Gtd. Notes	4.90	12/15/2048	180,000		209,309
CVS Health, Sr. Unscd. Notes	2.88	6/1/2026	400,000		403,164
CVS Health, Sr. Unscd. Notes	3.25	8/15/2029	100,000		100,950
CVS Health, Sr. Unscd. Notes	3.35	3/9/2021	400,000		407,201
CVS Health, Sr. Unscd. Notes	4.10	3/25/2025	400,000		430,235
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	640,000		695,310
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	500,000		556,083
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	550,000		631,027
Danaher, Sr. Unscd. Notes	4.38	9/15/2045	250,000		294,211
Dignity Health, Scd. Bonds	5.27	11/1/2064	304,000		363,332
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	500,000		531,114
Eli Lilly & Co., Sr. Unscd. Notes	5.55	3/15/2037	200,000		269,721
Gilead Sciences, Sr. Unscd. Notes	4.15	3/1/2047	220,000		244,653
Gilead Sciences, Sr. Unscd. Notes	4.50	4/1/2021	500,000		516,148
Gilead Sciences, Sr. Unscd. Notes	4.60	9/1/2035	190,000		223,766
Gilead Sciences, Sr. Unscd. Notes	4.80	4/1/2044	500,000		595,602
GlaxosmithKline Capital, Gtd. Notes	2.85	5/8/2022	500,000		511,888
GlaxoSmithKline Capital, Gtd. Notes	2.80	3/18/2023	300,000		309,153
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	140,000		146,895
GlaxoSmithKline Capital, Gtd. Notes	3.88	5/15/2028	125,000		139,843
HCA, Sr. Scd. Notes	4.13	6/15/2029	110,000		116,821
HCA, Sr. Scd. Notes	5.13	6/15/2039	50,000		54,869
HCA, Sr. Scd. Notes	5.25	6/15/2049	100,000		111,162
Humana, Sr. Unscd. Notes	3.85	10/1/2024	500,000		530,597
Johnson & Johnson, Sr. Unscd. Debs.	4.95	5/15/2033	170,000		216,235
Johnson & Johnson, Sr. Unscd. Notes	1.65	3/1/2021	525,000		523,931
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	380,000		389,510
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000		55,009
Johnson & Johnson, Sr. Unscd. Notes	3.75	3/3/2047	350,000		397,804
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	500,000		529,552
Kaiser Foundation Hospitals, Gtd. Notes	3.50	4/1/2022	400,000		415,254
Laboratory of America Holdings, Sr. Unscd. Notes	4.00	11/1/2023	400,000		424,967
McKesson, Sr. Unscd. Notes	4.75	3/1/2021	500,000		513,622

27

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Health Care - 3.0% (continued)
Medtronic, Gtd. Notes	3.50	3/15/2025	550,000	591,615
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes	4.20	7/1/2055	200,000	240,803
Merck & Co., Sr. Unscd. Notes	2.75	2/10/2025	500,000	519,261
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	55,000	63,783
Merck & Co., Sr. Unscd. Notes	4.00	3/7/2049	80,000	95,430
Mylan, Gtd. Notes	3.15	6/15/2021	200,000	202,622
Mylan, Gtd. Notes	5.40	11/29/2043	300,000	321,573
Northwell Healthcare, Scd. Notes	3.98	11/1/2046	250,000	268,137
Novartis Capital, Gtd. Notes	4.40	5/6/2044	340,000	421,699
Perrigo Finance Unlimited, Gtd. Notes	4.38	3/15/2026	200,000	207,051
Pfizer, Sr. Unscd. Notes	1.95	6/3/2021	355,000	356,161
Pfizer, Sr. Unscd. Notes	2.75	6/3/2026	470,000	488,182
Pfizer, Sr. Unscd. Notes	3.00	12/15/2026	250,000	265,479
Pfizer, Sr. Unscd. Notes	3.45	3/15/2029	100,000	109,198
Pfizer, Sr. Unscd. Notes	4.00	3/15/2049	65,000	75,931
Pfizer, Sr. Unscd. Notes	4.13	12/15/2046	300,000	354,400
Pfizer, Sr. Unscd. Notes	4.20	9/15/2048	60,000	71,572
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000	275,951
Quest Diagnostics, Sr. Unscd. Notes	3.50	3/30/2025	500,000	527,106
Sanofi, Sr. Unscd. Notes	4.00	3/29/2021	550,000	567,488
Stryker, Sr. Unscd. Notes	3.50	3/15/2026	250,000	266,777
Stryker, Sr. Unscd. Notes	4.38	5/15/2044	250,000	288,216
Thermo Fisher Scientific, Sr. Unscd. Notes	5.30	2/1/2044	250,000	321,318
Trinity Health, Scd. Bonds	4.13	12/1/2045	200,000	225,209
UnitedHealth Group, Sr. Unscd. Notes	2.88	12/15/2021	350,000	357,410
UnitedHealth Group, Sr. Unscd. Notes	3.75	10/15/2047	70,000	74,519
UnitedHealth Group, Sr. Unscd. Notes	3.75	7/15/2025	330,000	358,192
UnitedHealth Group, Sr. Unscd. Notes	3.88	12/15/2028	100,000	111,056
UnitedHealth Group, Sr. Unscd. Notes	4.25	6/15/2048	80,000	92,121
UnitedHealth Group, Sr. Unscd. Notes	4.45	12/15/2048	60,000	70,851
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	280,000	342,230
UnitedHealth Group, Sr. Unscd. Notes	6.88	2/15/2038	410,000	607,502

28

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Health Care - 3.0% (continued)
Wyeth, Gtd. Notes	6.50	2/1/2034	200,000	284,231
Zimmer Biomet Holdings, Sr. Unscd. Notes	3.55	4/1/2025	250,000	264,629
				34,944,687
Industrial - .6%
3M, Sr. Unscd. Notes	2.00	2/14/2025	345,000	345,119
3M, Sr. Unscd. Notes	2.25	9/19/2026	500,000	[a] 503,183
3M, Sr. Unscd. Notes	2.38	8/26/2029	390,000	389,878
3M, Sr. Unscd. Notes	3.38	3/1/2029	300,000	324,016
Caterpillar, Sr. Unscd. Bonds	6.05	8/15/2036	237,000	326,809
Caterpillar, Sr. Unscd. Notes	2.60	6/26/2022	800,000	813,307
Caterpillar, Sr. Unscd. Notes	4.30	5/15/2044	200,000	241,301
Caterpillar Financial Services, Sr. Unscd. Notes	2.95	2/26/2022	300,000	307,245
Eaton, Gtd. Notes	4.15	11/2/2042	200,000	224,260
General Electric, Sr. Unscd. Notes	6.75	3/15/2032	500,000	637,376
Illinois Tool Works, Sr. Unscd. Notes	3.90	9/1/2042	470,000	549,109
John Deere Capital, Sr. Unscd. Notes	2.80	3/6/2023	500,000	514,843
John Deere Capital, Sr. Unscd. Notes	3.15	10/15/2021	300,000	307,865
Parker-Hannifin, Sr. Unscd. Notes	4.00	6/14/2049	40,000	43,472
Roper Technologies, Sr. Unscd. Notes	3.80	12/15/2026	500,000	537,775
Textron, Sr. Unscd. Notes	4.00	3/15/2026	500,000	537,411
Xylem, Sr. Unscd. Notes	4.38	11/1/2046	250,000	279,087
Xylem, Sr. Unscd. Notes	4.88	10/1/2021	21,000	22,074
				6,904,130
Industrials - .0%
Stanley Black & Decker, Gtd. Notes	3.40	12/1/2021	400,000	410,541
Information Technology - .6%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	250,000	264,765
Autodesk, Sr. Unscd. Notes	4.38	6/15/2025	250,000	274,225
Fidelity National Information Services, Sr. Unscd. Bonds	3.00	8/15/2026	250,000	258,779
Fidelity National Information Services, Sr. Unscd. Notes	3.75	5/21/2029	200,000	217,961
Fiserv, Sr. Unscd. Notes	2.75	7/1/2024	190,000	194,425
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	190,000	200,691
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	100,000	112,372
Microsoft, Sr. Unscd. Notes	1.55	8/8/2021	575,000	573,928
Microsoft, Sr. Unscd. Notes	3.75	2/12/2045	1,000,000	1,136,521
Microsoft, Sr. Unscd. Notes	4.45	11/3/2045	411,000	521,309
Microsoft, Sr. Unscd. Notes	4.50	2/6/2057	160,000	207,979
Microsoft, Sr. Unscd. Notes	4.75	11/3/2055	135,000	181,396

29

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Information Technology - .6% (continued)
Microsoft, Sr. Unscd. Notes	5.20	6/1/2039	200,000	269,251
Oracle, Sr. Unscd. Notes	3.25	11/15/2027	250,000	266,587
Oracle, Sr. Unscd. Notes	3.40	7/8/2024	500,000	528,981
Oracle, Sr. Unscd. Notes	3.85	7/15/2036	500,000	553,418
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	480,000	536,360
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	160,000	179,459
Oracle, Sr. Unscd. Notes	4.38	5/15/2055	280,000	333,783
				6,812,190
Insurance - .8%
Aflac, Sr. Unscd. Notes	3.63	6/15/2023	300,000	317,301
American International Group, Sr. Unscd. Notes	3.88	1/15/2035	500,000	527,028
American International Group, Sr. Unscd. Notes	4.20	4/1/2028	90,000	99,042
American International Group, Sr. Unscd. Notes	4.75	4/1/2048	60,000	70,758
American International Group, Sr. Unscd. Notes	4.88	6/1/2022	400,000	429,065
Aon, Gtd. Notes	3.75	5/2/2029	250,000	269,600
Aon, Gtd. Notes	4.60	6/14/2044	500,000	580,922
AXA, Sub. Bonds	8.60	12/15/2030	165,000	239,597
Axa Equitable Holdings, Sr. Unscd. Notes	4.35	4/20/2028	90,000	97,118
Berkshire Hathaway, Sr. Unscd. Notes	3.13	3/15/2026	500,000	532,143
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	135,000	158,589
Chubb INA Holdings, Gtd. Notes	3.35	5/15/2024	250,000	264,159
First American Financial, Sr. Unscd. Notes	4.60	11/15/2024	500,000	535,479
Lincoln National, Sr. Unscd. Notes	3.63	12/12/2026	500,000	529,770
Loews, Sr. Unscd. Notes	2.63	5/15/2023	250,000	254,993
Marsh & McLennan, Sr. Unscd. Notes	4.38	3/15/2029	70,000	79,867
Marsh & McLennan, Sr. Unscd. Notes	4.90	3/15/2049	65,000	82,172
Marsh & McLennan, Sr. Unscd. Notes	5.88	8/1/2033	275,000	355,602
MetLife, Sr. Unscd. Notes	3.60	4/10/2024	250,000	265,931
MetLife, Sr. Unscd. Notes	4.05	3/1/2045	200,000	226,806
MetLife, Sr. Unscd. Notes	6.38	6/15/2034	150,000	214,671
Prudential Financial, Jr. Sub. Notes	5.20	3/15/2044	300,000	320,007
Prudential Financial, Sr. Unscd. Notes	3.70	3/13/2051	75,000	78,695
Prudential Financial, Sr. Unscd. Notes	4.60	5/15/2044	400,000	472,743
Reinsurance Group of America, Sr. Unscd. Notes	3.90	5/15/2029	250,000	268,366

30

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Insurance - .8% (continued)
Reinsurance Group of America, Sr. Unscd. Notes	4.70	9/15/2023	350,000	381,357
The Allstate, Sub. Debs., Ser. B	5.75	8/15/2053	300,000	323,064
The Chubb, Gtd. Notes	6.00	5/11/2037	200,000	276,955
The Progressive Corp., Sr. Unscd. Notes	4.13	4/15/2047	70,000	81,562
The Progressive Corp., Sr. Unscd. Notes	4.35	4/25/2044	250,000	297,848
The Progressive Corp., Sr. Unscd. Notes	6.63	3/1/2029	100,000	132,879
The Travelers Companies, Sr. Unscd. Notes	3.90	11/1/2020	500,000	510,301
Trinity Acquisition, Gtd. Notes	3.50	9/15/2021	500,000	510,678
				9,785,068
Internet Software & Services - .3%
Alibaba Group Holding, Sr. Unscd. Notes	3.13	11/28/2021	290,000	295,309
Alibaba Group Holding, Sr. Unscd. Notes	3.60	11/28/2024	300,000	315,356
Alibaba Group Holding, Sr. Unscd. Notes	4.00	12/6/2037	400,000	432,120
Alphabet, Sr. Unscd. Notes	2.00	8/15/2026	300,000	300,625
Alphabet, Sr. Unscd. Notes	3.63	5/19/2021	300,000	308,696
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	210,000	214,058
Amazon.com, Sr. Unscd. Notes	3.15	8/22/2027	650,000	694,082
Amazon.com, Sr. Unscd. Notes	3.88	8/22/2037	195,000	221,905
Baidu, Sr. Unscd. Notes	4.38	5/14/2024	200,000	212,763
Baidu, Sr. Unscd. Notes	4.88	11/14/2028	200,000	225,256
eBay, Sr. Unscd. Notes	4.00	7/15/2042	200,000	191,730
				3,411,900
Media - .9%
CBS, Gtd. Debs.	7.88	7/30/2030	150,000	211,657
CBS, Gtd. Notes	4.90	8/15/2044	240,000	268,822
Charter Communications Operating, Sr. Scd. Notes	4.80	3/1/2050	300,000	305,604
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/2025	510,000	563,041
Charter Communications Operating, Sr. Scd. Notes	5.75	4/1/2048	100,000	115,023
Charter Communications Operating, Sr. Scd. Notes	6.48	10/23/2045	500,000	615,304
Comcast, Gtd. Bonds	4.00	8/15/2047	60,000	66,417
Comcast, Gtd. Bonds	4.75	3/1/2044	500,000	608,585
Comcast, Gtd. Notes	2.75	3/1/2023	100,000	102,753
Comcast, Gtd. Notes	2.85	1/15/2023	300,000	309,575

31

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Media - .9% (continued)
Comcast, Gtd. Notes	3.38	8/15/2025	730,000		778,358
Comcast, Gtd. Notes	3.70	4/15/2024	345,000		369,943
Comcast, Gtd. Notes	3.90	3/1/2038	75,000		82,549
Comcast, Gtd. Notes	4.00	3/1/2048	60,000		66,235
Comcast, Gtd. Notes	4.25	1/15/2033	500,000		578,390
Comcast, Gtd. Notes	4.60	10/15/2038	200,000		238,624
Comcast, Gtd. Notes	4.70	10/15/2048	405,000		498,628
Comcast, Gtd. Notes	6.45	3/15/2037	300,000		422,329
Comcast Cable Communications Holdings, Gtd. Notes	9.46	11/15/2022	304,000		372,037
Discovery Communications, Gtd. Notes	3.95	3/20/2028	350,000		368,868
Discovery Communications, Gtd. Notes	5.20	9/20/2047	300,000		326,924
Fox, Sr. Unscd. Notes	5.48	1/25/2039	65,000	[b]	79,771
Fox, Sr. Unscd. Notes	5.58	1/25/2049	85,000	[b]	106,808
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/2045	200,000		213,439
The Walt Disney Company, Gtd. Notes	1.75	8/30/2024	150,000		149,034
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	225,000		219,653
The Walt Disney Company, Gtd. Notes	2.75	9/1/2049	225,000		213,836
The Walt Disney Company, Gtd. Notes	4.75	11/15/2046	110,000	[b]	142,203
The Walt Disney Company, Gtd. Notes	6.20	12/15/2034	250,000	[b]	354,176
Time Warner Cable, Sr. Scd. Debs.	4.50	9/15/2042	250,000		249,704
Time Warner Cable, Sr. Scd. Debs.	6.55	5/1/2037	350,000		424,703
TWDC Enterprises 18, Gtd. Notes	2.30	2/12/2021	500,000		503,691
TWDC Enterprises 18, Gtd. Notes	3.00	2/13/2026	500,000		529,149
Viacom, Sr. Unscd. Notes	4.38	3/15/2043	400,000		413,073
				10,868,906
Metals & Mining - .3%
Barrick PD Australia Finance, Gtd. Notes	5.95	10/15/2039	400,000		510,931
BHP Billiton Finance USA, Gtd. Notes	4.13	2/24/2042	200,000		232,068
Newmont Goldcorp, Gtd. Notes	3.63	6/9/2021	500,000		511,702
Newmont Goldcorp, Gtd. Notes	6.25	10/1/2039	126,000		168,283
Nucor, Sr. Unscd. Notes	6.40	12/1/2037	200,000		274,953
Rio Tinto Alcan, Sr. Unscd. Debs.	7.25	3/15/2031	350,000		489,299
Southern Copper, Sr. Unscd. Notes	5.25	11/8/2042	500,000		562,485
Steel Dynamics, Gtd. Notes	4.13	9/15/2025	200,000		204,750

32

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Metals & Mining - .3% (continued)
Vale Overseas, Gtd. Notes	6.88	11/21/2036	550,000	699,820
				3,654,291
Municipal Securities - .6%
American Municipal Power, Revenue Bonds (Build America Bond) Ser. B	8.08	2/15/2050	100,000	177,055
Bay Area Toll Authority, Revenue Bonds (Build America Bond) Ser. F2	6.26	4/1/2049	300,000	469,254
California, GO	3.50	4/1/2028	100,000	109,472
California, GO	7.50	4/1/2034	500,000	766,010
California, GO (Build America Bonds)	7.55	4/1/2039	300,000	492,651
Connecticut, GO, Ser. A	5.85	3/15/2032	200,000	265,006
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3 & 4 Project J Bonds) (Build America Bond)	6.64	4/1/2057	348,000	488,321
Illinois, GO	5.10	6/1/2033	730,000	789,882
Los Angeles Unified School District, GO (Build America Bond)	5.75	7/1/2034	350,000	456,319
Metropolitan Transportation Authority, Revenue Bonds (Build America Bond)	7.34	11/15/2039	300,000	473,460
New Jersey Economic Development Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	7.43	2/15/2029	250,000	318,607
New Jersey Turnpike Authority, Revenue Bonds (Build America Bond) Ser. F	7.41	1/1/2040	400,000	641,304
New York City Water & Sewer System, Revenue Bonds (Build America Bond)	5.95	6/15/2042	345,000	501,354
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 192	4.81	10/15/2065	300,000	392,694
San Diego County Water Authority, Revenue Bonds (Build America Bond) Ser. B	6.14	5/1/2049	300,000	438,243
The Ohio State University, Revenue Bonds, Ser. A	3.80	12/1/2046	250,000	279,487
				7,059,119
Real Estate - .8%
American Tower, Sr. Unscd. Notes	3.80	8/15/2029	90,000	96,040
AvalonBay Communities, Sr. Unscd. Notes	4.20	12/15/2023	400,000	432,869

33

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Real Estate - .8% (continued)
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	100,000		114,470
Brixmor Operating Partnership, Sr. Unscd. Notes	3.90	3/15/2027	300,000		317,025
Crown Castle International, Sr. Unscd. Notes	3.20	9/1/2024	270,000		280,495
Crown Castle International, Sr. Unscd. Notes	3.70	6/15/2026	430,000		456,347
CyrusOne, Gtd. Notes	5.38	3/15/2027	200,000		214,750
Duke Realty, Gtd. Notes	3.75	12/1/2024	400,000		425,883
Essex Portfolio, Gtd. Notes	4.00	3/1/2029	200,000		219,760
Federal Realty Investment Trust, Sr. Unscd. Notes	4.50	12/1/2044	200,000		238,268
Healthpeak Properties, Sr. Unscd. Notes	4.25	11/15/2023	400,000		430,437
Healthpeak Properties, Sr. Unscd. Notes	6.75	2/1/2041	300,000		427,218
Kimco Realty, Sr. Unscd. Notes	3.13	6/1/2023	250,000		257,540
Kimco Realty, Sr. Unscd. Notes	3.20	5/1/2021	250,000		254,086
Mid-America Apartments, Sr. Unscd. Notes	4.30	10/15/2023	400,000		428,364
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/2024	500,000		532,332
Realty Income, Sr. Unscd. Notes	3.88	7/15/2024	500,000		536,592
Simon Property Group, Sr. Unscd. Notes	2.50	7/15/2021	750,000		756,860
Simon Property Group, Sr. Unscd. Notes	3.25	9/13/2049	65,000		64,142
Simon Property Group, Sr. Unscd. Notes	6.75	2/1/2040	150,000		222,675
Ventas Realty, Gtd. Notes	4.00	3/1/2028	300,000		326,508
Ventas Realty, Gtd. Notes	4.88	4/15/2049	200,000		239,732
Vereit Operating Partnership, Gtd. Notes	3.95	8/15/2027	500,000		531,459
Weingarten Realty Investors, Sr. Unscd. Notes	3.38	10/15/2022	250,000		256,249
Welltower, Sr. Unscd. Notes	4.13	3/15/2029	200,000		219,272
Weyerhaeuser, Sr. Unscd. Debs.	7.38	3/15/2032	500,000		698,333
				8,977,706
Retailing - .7%
Autozone, Sr. Unscd. Notes	3.13	4/21/2026	500,000	[a]	519,092
Costco Wholesale, Sr. Unscd. Notes	2.25	2/15/2022	500,000		506,709
Costco Wholesale, Sr. Unscd. Notes	3.00	5/18/2027	100,000		106,530
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	95,000		103,266
Loew's, Sr. Unscd. Notes	4.05	5/3/2047	120,000		127,414
Lowe's, Sr. Unscd. Notes	3.13	9/15/2024	500,000		520,321

34

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Retailing - .7% (continued)
Lowe's, Sr. Unscd. Notes	3.65	4/5/2029	80,000		86,155
Lowe's, Sr. Unscd. Notes	4.38	9/15/2045	250,000		274,348
Lowe's, Sr. Unscd. Notes	4.55	4/5/2049	80,000		91,748
McDonald's, Sr. Unscd. Notes	2.75	12/9/2020	300,000		302,833
McDonald's, Sr. Unscd. Notes	3.63	9/1/2049	50,000		51,027
McDonald's, Sr. Unscd. Notes	4.88	12/9/2045	465,000		565,011
QVC, Sr. Scd. Notes	5.45	8/15/2034	250,000		252,143
Starbucks, Sr. Unscd. Notes	4.30	6/15/2045	100,000		111,382
Starbucks, Sr. Unscd. Notes	4.45	8/15/2049	250,000		288,901
Target, Sr. Unscd. Notes	2.50	4/15/2026	400,000		411,857
Target, Sr. Unscd. Notes	3.90	11/15/2047	50,000		57,302
The Home Depot, Sr. Unscd. Notes	2.00	4/1/2021	300,000		301,202
The Home Depot, Sr. Unscd. Notes	4.88	2/15/2044	500,000		639,037
The Home Depot, Sr. Unscd. Notes	5.88	12/16/2036	300,000		416,548
Walgreens Boots Alliance, Sr. Unscd. Notes	3.30	11/18/2021	400,000		409,027
Walgreens Boots Alliance, Sr. Unscd. Notes	4.50	11/18/2034	400,000		430,225
Walmart, Sr. Unscd. Notes	2.35	12/15/2022	300,000		305,268
Walmart, Sr. Unscd. Notes	2.95	9/24/2049	200,000		199,542
Walmart, Sr. Unscd. Notes	3.25	7/8/2029	90,000		97,471
Walmart, Sr. Unscd. Notes	3.40	6/26/2023	265,000		279,853
Walmart, Sr. Unscd. Notes	3.63	12/15/2047	500,000		556,774
Walmart, Sr. Unscd. Notes	3.95	6/28/2038	90,000		105,237
Walmart, Sr. Unscd. Notes	4.05	6/29/2048	180,000		215,001
				8,331,224
Semiconductors & Semiconductor Equipment - .5%
Analog Devices, Sr. Unscd. Notes	2.95	1/12/2021	300,000		303,439
Applied Materials, Sr. Unscd. Notes	3.90	10/1/2025	500,000		549,367
Broadcom, Gtd. Notes	3.00	1/15/2022	760,000		770,308
Broadcom, Gtd. Notes	3.50	1/15/2028	110,000		107,721
Broadcom, Gtd. Notes	3.63	10/15/2024	245,000	[b]	251,947
Broadcom, Gtd. Notes	3.88	1/15/2027	300,000		303,356
Broadcom, Gtd. Notes	4.75	4/15/2029	210,000	[b]	222,655
Intel, Sr. Unscd. Notes	3.15	5/11/2027	110,000		117,800
Intel, Sr. Unscd. Notes	3.30	10/1/2021	850,000		874,683
Intel, Sr. Unscd. Notes	3.73	12/8/2047	120,000		134,277
Intel, Sr. Unscd. Notes	4.10	5/11/2047	80,000		92,942
Nvidia, Sr. Unscd. Notes	2.20	9/16/2021	250,000		251,147
NXP, Gtd. Notes	4.88	3/1/2024	200,000	[b]	217,510
NXP, Gtd. Notes	5.35	3/1/2026	100,000	[b]	112,764
NXP, Gtd. Notes	5.55	12/1/2028	100,000	[b]	115,990
Qualcomm, Sr. Unscd. Notes	4.30	5/20/2047	120,000		135,043

35

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Semiconductors & Semiconductor Equipment - .5% (continued)
Qualcomm, Sr. Unscd. Notes	4.65	5/20/2035	140,000		164,662
Texas Instruments, Sr. Unscd. Notes	4.15	5/15/2048	80,000		97,016
Xilinx, Sr. Unscd. Notes	3.00	3/15/2021	500,000		506,381
				5,329,008
Supranational Bank - 1.5%
African Development Bank, Sr. Unscd. Notes	2.38	9/23/2021	500,000		506,743
African Development Bank, Sr. Unscd. Notes	2.63	3/22/2021	500,000		506,586
African Development Bank, Sr. Unscd. Notes	3.00	9/20/2023	300,000		315,887
Asian Development Bank, Sr. Unscd. Notes	1.75	9/13/2022	295,000		296,417
Asian Development Bank, Sr. Unscd. Notes	1.75	6/8/2021	500,000		500,868
Asian Development Bank, Sr. Unscd. Notes	1.88	7/19/2022	170,000		171,316
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/2025	1,000,000		1,019,661
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000		97,031
Asian Development Bank, Sr. Unscd. Notes	2.75	3/17/2023	500,000		519,199
Corp Andina de Fomento, Sr. Unscd. Notes	3.25	2/11/2022	500,000		510,120
European Investment Bank, Sr. Unscd. Bonds	1.63	10/9/2029	300,000		296,703
European Investment Bank, Sr. Unscd. Bonds	2.25	6/24/2024	160,000		164,693
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	1,000,000		1,012,948
European Investment Bank, Sr. Unscd. Notes	2.00	3/15/2021	1,000,000		1,004,341
European Investment Bank, Sr. Unscd. Notes	2.25	3/15/2022	500,000		507,749
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000		524,620
European Investment Bank, Sr. Unscd. Notes	2.50	3/15/2023	305,000		314,142
European Investment Bank, Sr. Unscd. Notes	2.63	5/20/2022	500,000		512,956
European Investment Bank, Sr. Unscd. Notes	2.88	12/15/2021	300,000	[a]	307,868
Export Development Canada, Gov't Gtd. Bonds	2.63	2/21/2024	300,000		312,863

36

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Supranational Bank - 1.5% (continued)
Export-Import Bank of Korea, Sr. Unscd. Bonds	4.00	1/14/2024	500,000	536,967
Export-Import Bank of Korea, Sr. Unscd. Notes	1.88	10/21/2021	500,000	497,690
Inter-American Development Bank, Sr. Unscd. Bonds	2.13	1/15/2025	1,000,000	1,024,874
Inter-American Development Bank, Sr. Unscd. Notes	1.88	7/23/2021	50,000	50,222
Inter-American Development Bank, Sr. Unscd. Notes	2.00	7/23/2026	80,000	81,720
Inter-American Development Bank, Sr. Unscd. Notes	2.13	1/18/2022	370,000	374,233
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	225,000	231,239
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	300,000	333,599
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.50	7/29/2025	1,000,000	1,048,972
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	7.63	1/19/2023	300,000	355,883
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.38	9/20/2021	430,000	428,126
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.75	4/19/2023	500,000	502,822
International Bank for Reconstruction & Development, Sr. Unscd. Notes	2.00	1/26/2022	620,000	625,667
International Bank for Reconstruction & Development, Sr. Unscd. Notes	2.75	7/23/2021	1,000,000	1,019,386
International Finance, Sr. Unscd. Notes	1.13	7/20/2021	300,000	297,618
				16,811,729
Technology Hardware & Equipment - .7%
Apple, Sr. Unscd. Notes	1.80	9/11/2024	135,000	134,791
Apple, Sr. Unscd. Notes	2.00	11/13/2020	500,000	501,618
Apple, Sr. Unscd. Notes	2.20	9/11/2029	120,000	118,464
Apple, Sr. Unscd. Notes	2.30	5/11/2022	210,000	212,887
Apple, Sr. Unscd. Notes	2.40	1/13/2023	160,000	163,167
Apple, Sr. Unscd. Notes	2.50	2/9/2022	300,000	304,937
Apple, Sr. Unscd. Notes	2.95	9/11/2049	75,000	72,647
Apple, Sr. Unscd. Notes	3.20	5/11/2027	200,000	213,128

37

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Technology Hardware & Equipment - .7% (continued)
Apple, Sr. Unscd. Notes	3.35	2/9/2027	500,000		536,999
Apple, Sr. Unscd. Notes	3.45	5/6/2024	500,000		533,976
Apple, Sr. Unscd. Notes	3.75	11/13/2047	90,000		101,512
Apple, Sr. Unscd. Notes	4.25	2/9/2047	300,000		357,235
Apple, Sr. Unscd. Notes	4.45	5/6/2044	500,000		609,988
Dell International, Sr. Scd. Notes	6.02	6/15/2026	200,000	[b]	228,417
Dell International, Sr. Scd. Notes	8.35	7/15/2046	260,000	[b]	346,279
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.90	10/15/2025	500,000		559,500
HP, Sr. Unscd. Notes	6.00	9/15/2041	200,000		230,768
International Business Machines, Sr. Unscd. Notes	2.80	5/13/2021	250,000		253,760
International Business Machines, Sr. Unscd. Notes	2.85	5/13/2022	250,000		255,690
International Business Machines, Sr. Unscd. Notes	3.00	5/15/2024	320,000		332,539
International Business Machines, Sr. Unscd. Notes	3.30	5/15/2026	250,000		264,571
International Business Machines, Sr. Unscd. Notes	3.45	2/19/2026	230,000		245,974
International Business Machines, Sr. Unscd. Notes	3.50	5/15/2029	220,000		236,709
International Business Machines, Sr. Unscd. Notes	4.15	5/15/2039	105,000		118,571
International Business Machines, Sr. Unscd. Notes	4.25	5/15/2049	160,000		182,097
International Business Machines, Sr. Unscd. Notes	5.60	11/30/2039	300,000		395,643
Seagate HDD, Gtd. Bonds	4.75	6/1/2023	400,000		422,394
				7,934,261
Telecommunication Services - 1.3%
America Movil, Gtd. Notes	6.38	3/1/2035	100,000		135,588
America Movil, Sr. Unscd. Notes	4.38	4/22/2049	200,000		232,268
AT&T, Sr. Unscd. Notes	2.80	2/17/2021	490,000		495,068
AT&T, Sr. Unscd. Notes	4.30	2/15/2030	907,000		999,333
AT&T, Sr. Unscd. Notes	4.35	3/1/2029	160,000		177,356
AT&T, Sr. Unscd. Notes	4.50	5/15/2035	500,000		552,107
AT&T, Sr. Unscd. Notes	4.50	3/9/2048	341,000		364,928
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	400,000		430,729
AT&T, Sr. Unscd. Notes	4.85	7/15/2045	300,000		340,775
AT&T, Sr. Unscd. Notes	4.85	3/1/2039	110,000		124,830
AT&T, Sr. Unscd. Notes	5.35	9/1/2040	75,000		88,936
AT&T, Sr. Unscd. Notes	5.70	3/1/2057	360,000		451,384
AT&T, Sr. Unscd. Notes	6.00	8/15/2040	400,000		501,413

38

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Telecommunication Services - 1.3% (continued)
British Telecommunications, Sr. Unscd. Notes	9.63	12/15/2030	175,000		268,694
Cisco Systems, Sr. Unscd. Notes	2.95	2/28/2026	500,000		527,728
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	250,000		343,317
Corning, Sr. Unscd. Notes	4.38	11/15/2057	50,000		52,967
Deutsche Telekom International Finance, Gtd. Bonds	8.75	6/15/2030	300,000		443,605
Juniper Networks, Sr. Unscd. Notes	4.35	6/15/2025	200,000	[a]	215,232
Koninklijke KPN, Sr. Unscd. Bonds	8.38	10/1/2030	250,000		338,541
Orange, Sr. Unscd. Notes	9.00	3/1/2031	300,000		468,518
Rogers Communications, Gtd. Notes	7.50	8/15/2038	125,000		187,403
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	300,000		349,350
Telefonica Emisiones, Gtd. Notes	7.05	6/20/2036	250,000		345,950
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	787,000		835,892
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	977,000		1,093,008
Verizon Communications, Sr. Unscd. Notes	4.33	9/21/2028	250,000		284,745
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/2033	220,000		257,899
Verizon Communications, Sr. Unscd. Notes	4.86	8/21/2046	400,000		496,125
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/2054	90,000		117,121
Verizon Communications, Sr. Unscd. Notes	5.01	4/15/2049	330,000		426,340
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/2023	1,000,000		1,117,797
Verizon Communications, Sr. Unscd. Notes	5.25	3/16/2037	365,000		460,093
Vodafone Group, Sr. Unscd. Notes	4.25	9/17/2050	75,000		76,772
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	225,000		250,193
Vodafone Group, Sr. Unscd. Notes	5.00	5/30/2038	60,000		69,058
Vodafone Group, Sr. Unscd. Notes	5.13	6/19/2059	110,000		127,549
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	180,000		211,309
Vodafone Group, Sr. Unscd. Notes	7.88	2/15/2030	125,000		174,036
				14,433,957
Transportation - .5%
Burlington Northern Santa Fe, Sr. Unscd. Debs.	3.05	3/15/2022	200,000		205,001
Burlington Northern Santa Fe, Sr. Unscd. Debs.	4.55	9/1/2044	300,000		359,110
Burlington Northern Santa Fe, Sr. Unscd. Debs.	6.15	5/1/2037	300,000		421,339

39

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Transportation - .5% (continued)
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.00	12/15/2025	100,000		126,945
Canadian Pacific Railway, Sr. Unscd. Notes	6.13	9/15/2115	220,000		323,637
CSX, Sr. Unscd. Notes	3.70	11/1/2023	500,000		529,974
CSX, Sr. Unscd. Notes	3.80	3/1/2028	200,000		218,739
CSX, Sr. Unscd. Notes	4.30	3/1/2048	50,000		56,433
CSX, Sr. Unscd. Notes	4.50	8/1/2054	250,000		291,170
CSX, Sr. Unscd. Notes	4.75	11/15/2048	100,000		121,747
FedEx, Gtd. Notes	4.00	1/15/2024	250,000		267,335
FedEx, Gtd. Notes	4.75	11/15/2045	400,000		430,498
Kansas City Southern, Gtd. Notes	4.95	8/15/2045	300,000		363,947
Norfolk Southern, Sr. Unscd. Bonds	4.84	10/1/2041	350,000		419,987
Norfolk Southern, Sr. Unscd. Notes	3.85	1/15/2024	300,000		320,530
Union Pacific, Sr. Unscd. Notes	2.75	4/15/2023	400,000		409,158
Union Pacific, Sr. Unscd. Notes	3.95	9/10/2028	105,000		116,938
Union Pacific, Sr. Unscd. Notes	4.30	3/1/2049	55,000		63,998
Union Pacific, Sr. Unscd. Notes	4.80	9/10/2058	110,000		134,904
Union Pacific, Sr. Unscd. Notes	4.82	2/1/2044	325,000		399,224
United Parcel Service, Sr. Unscd. Notes	3.13	1/15/2021	500,000		507,577
United Parcel Service, Sr. Unscd. Notes	3.75	11/15/2047	80,000		85,955
				6,174,146
U.S. Government Agencies - 1.2%
Federal Home Loan Bank, Unscd. Bonds	2.63	10/1/2020	1,000,000		1,009,526
Federal Home Loan Bank, Unscd. Bonds	2.63	12/10/2021	1,500,000		1,533,332
Federal Home Loan Bank, Unscd. Bonds	3.38	12/8/2023	500,000		534,995
Federal Home Loan Bank, Unscd. Bonds	5.50	7/15/2036	480,000		693,590
Federal Home Loan Bank, Unscd. Bonds	5.63	6/11/2021	1,200,000		1,276,314
Federal Home Loan Mortgage Corp., Unscd. Notes	1.88	11/17/2020	1,000,000	[c]	1,002,825
Federal Home Loan Mortgage Corp., Unscd. Notes	2.38	1/13/2022	500,000	[c]	508,699
Federal Home Loan Mortgage Corp., Unscd. Notes	6.25	7/15/2032	1,000,000	[c]	1,474,688
Federal National Mortgage Association, Unscd. Notes	1.25	8/17/2021	500,000	[c]	497,198
Federal National Mortgage Association, Unscd. Notes	1.38	10/7/2021	700,000	[c]	697,627

40

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
U.S. Government Agencies - 1.2% (continued)
Federal National Mortgage Association, Unscd. Notes	1.88	12/28/2020	1,400,000	[c]	1,404,214
Federal National Mortgage Association, Unscd. Notes	6.25	5/15/2029	540,000	[c]	746,441
Federal National Mortgage Association, Unscd. Notes	6.63	11/15/2030	1,000,000	[c]	1,461,881
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	700,000		982,986
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		251,001
				14,075,317
U.S. Government Agencies Mortgage-Backed - 26.9%
Federal Home Loan Mortgage Corp.:
2.00%, 8/1/28-3/1/32			420,860	[c]	421,039
2.50%, 3/1/28-2/1/47			4,727,458	[c]	4,788,509
3.00%, 9/1/21-10/1/48			20,900,941	[c]	21,517,768
3.50%, 1/1/21-5/1/49			18,140,808	[c]	18,912,586
4.00%, 4/1/24-4/1/49			14,217,724	[c]	15,028,353
4.30%, 8/1/34			686	[c]	727
4.50%, 5/1/23-2/1/49			6,151,651	[c]	6,585,914
5.00%, 5/1/23-3/1/49			2,127,151	[c]	2,332,726
5.50%, 10/1/20-9/1/39			1,030,682	[c]	1,151,696
6.00%, 6/1/22-7/1/39			561,955	[c]	642,087
6.50%, 4/1/26-9/1/37			134,323	[c]	151,404
7.00%, 12/1/24-9/1/31			21,671	[c]	24,088
7.50%, 2/1/23-11/1/33			7,832	[c]	8,235
8.00%, 7/1/20-10/1/31			5,809	[c]	6,610
8.50%, 6/1/30			320	[c]	376
Federal National Mortgage Association:
2.00%, 7/1/28-3/1/32			792,536	[c]	792,244
2.50%			800,000	[c,d]	798,535
2.50%, 7/1/27-2/1/47			7,117,489	[c]	7,202,432
3.00%			3,875,000	[c,d]	3,936,748
3.00%, 10/1/26-7/1/48			32,567,911	[c]	33,520,079
3.50%, 8/1/25-7/1/49			30,117,453	[c]	31,375,839
3.50%			16,025,000	[c,d]	16,462,106
4.00%, 7/1/24-4/1/49			21,738,013	[c]	22,961,116
4.00%			10,850,000	[c,d]	11,258,708
4.50%			950,000	[c,d]	999,227
4.50%, 4/1/23-6/1/49			10,879,864	[c]	11,641,518
5.00%, 4/1/20-6/1/49			3,302,424	[c]	3,631,479
5.50%, 1/1/32-12/1/38			1,729,628	[c]	1,931,508
6.00%, 5/1/24-11/1/38			1,051,763	[c]	1,193,943

41

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
U.S. Government Agencies Mortgage-Backed - 26.9% (continued)
6.50%, 10/1/21-12/1/37			334,830	[c]	376,162
7.00%, 8/1/23-7/1/32			27,390	[c]	30,847
7.50%, 4/1/26-6/1/31			17,698	[c]	19,479
8.00%, 3/1/22-8/1/30			4,976	[c]	5,468
8.50%, 7/1/30			175	[c]	205
Government National Mortgage Association I:
2.50%, 2/15/28-9/15/46			185,836		188,613
3.00%, 9/15/42-8/15/45			1,202,191		1,240,754
3.50%, 2/15/26-8/15/45			1,200,436		1,265,750
4.00%, 2/15/41-9/15/45			1,435,276		1,542,929
4.50%, 3/15/39-2/15/41			1,392,434		1,513,018
5.00%, 7/15/33-4/15/40			2,039,370		2,266,126
5.50%, 9/15/20-11/15/38			722,754		798,970
6.00%, 1/15/29-12/15/37			137,158		155,844
6.50%, 2/15/24-11/15/33			67,932		75,876
7.00%, 10/15/27-8/15/32			39,586		44,275
7.50%, 12/15/23-11/15/30			17,847		18,023
8.00%, 8/15/24-3/15/32			8,975		10,516
8.25%, 6/15/27			867		906
8.50%, 10/15/26			3,611		3,658
9.00%, 2/15/22-2/15/23			3,224		3,240
Government National Mortgage Association II:
2.50%, 3/20/27-4/20/47			703,379		715,070
3.00%			10,700,000	[d]	11,012,611
3.00%, 11/20/27-4/20/48			9,193,157		9,507,991
3.50%			14,925,000	[d]	15,486,654
3.50%, 9/20/28-4/20/49			15,290,483		16,044,117
4.00%, 9/20/43-1/20/49			10,869,971		11,454,561
4.00%			6,650,000	[d]	6,913,369
4.50%, 7/20/41-3/20/49			6,134,745		6,525,192
4.50%			1,750,000	[d]	1,832,273
5.00%, 1/20/39-2/20/49			2,500,202		2,697,233
5.00%			200,000	[d]	211,125
5.50%, 10/20/31-6/20/41			431,465		481,608
6.50%, 2/20/28			355		399
8.50%, 7/20/25			141		153
				311,720,615
U.S. Treasury Securities - 39.2%
U.S. Treasury Bonds	2.25	8/15/2049	3,355,000	[a]	3,404,801
U.S. Treasury Bonds	2.25	8/15/2046	3,770,000		3,819,555
U.S. Treasury Bonds	2.50	2/15/2046	2,400,000		2,553,234
U.S. Treasury Bonds	2.50	5/15/2046	3,040,000		3,234,453

42

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
U.S. Treasury Securities - 39.2% (continued)
U.S. Treasury Bonds	2.50	2/15/2045	3,555,000		3,778,021
U.S. Treasury Bonds	2.75	11/15/2047	2,280,000		2,550,973
U.S. Treasury Bonds	2.75	11/15/2042	1,892,000		2,097,275
U.S. Treasury Bonds	2.75	8/15/2042	1,150,000		1,275,085
U.S. Treasury Bonds	2.75	8/15/2047	470,000		525,418
U.S. Treasury Bonds	2.88	11/15/2046	3,000,000		3,428,906
U.S. Treasury Bonds	2.88	5/15/2043	2,567,000		2,905,974
U.S. Treasury Bonds	2.88	5/15/2049	2,825,000		3,252,392
U.S. Treasury Bonds	3.00	2/15/2047	1,950,000		2,282,757
U.S. Treasury Bonds	3.00	5/15/2047	2,685,000		3,141,502
U.S. Treasury Bonds	3.00	11/15/2044	1,970,000		2,286,123
U.S. Treasury Bonds	3.00	5/15/2045	1,640,000		1,907,397
U.S. Treasury Bonds	3.00	8/15/2048	2,775,000		3,259,216
U.S. Treasury Bonds	3.00	2/15/2049	1,810,000		2,131,982
U.S. Treasury Bonds	3.00	2/15/2048	2,450,000		2,872,960
U.S. Treasury Bonds	3.13	2/15/2043	390,000		459,469
U.S. Treasury Bonds	3.13	5/15/2048	1,475,000		1,770,979
U.S. Treasury Bonds	3.13	8/15/2044	2,015,000		2,385,886
U.S. Treasury Bonds	3.13	2/15/2042	1,630,000		1,919,484
U.S. Treasury Bonds	3.38	5/15/2044	760,000		935,587
U.S. Treasury Bonds	3.38	11/15/2048	1,800,000		2,265,504
U.S. Treasury Bonds	3.50	2/15/2039	250,000		310,278
U.S. Treasury Bonds	3.63	2/15/2044	3,070,000		3,921,026
U.S. Treasury Bonds	3.63	8/15/2043	3,245,000		4,133,572
U.S. Treasury Bonds	3.75	8/15/2041	1,420,000		1,827,806
U.S. Treasury Bonds	3.75	11/15/2043	1,635,000		2,124,287
U.S. Treasury Bonds	4.25	5/15/2039	1,370,000		1,869,568
U.S. Treasury Bonds	4.38	5/15/2040	2,000,000		2,782,422
U.S. Treasury Bonds	4.38	2/15/2038	820,000		1,128,109
U.S. Treasury Bonds	4.63	2/15/2040	740,000		1,059,761
U.S. Treasury Bonds	4.75	2/15/2041	2,315,000		3,385,914
U.S. Treasury Bonds	4.75	2/15/2037	1,125,000		1,600,664
U.S. Treasury Bonds	5.25	2/15/2029	345,000		451,216
U.S. Treasury Bonds	5.25	11/15/2028	398,500		518,268
U.S. Treasury Bonds	5.38	2/15/2031	1,130,000	[a]	1,553,088
U.S. Treasury Bonds	5.50	8/15/2028	810,000		1,064,217
U.S. Treasury Bonds	6.00	2/15/2026	415,000		524,691
U.S. Treasury Bonds	6.13	11/15/2027	1,470,000		1,967,704
U.S. Treasury Bonds	6.25	8/15/2023	1,110,000		1,302,689
U.S. Treasury Bonds	7.13	2/15/2023	490,000		577,884
U.S. Treasury Bonds	7.25	8/15/2022	275,000		317,904
U.S. Treasury Bonds	7.63	2/15/2025	700,000		915,359
U.S. Treasury Bonds	8.13	5/15/2021	190,000		208,807

43

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
U.S. Treasury Securities - 39.2% (continued)
U.S. Treasury Notes	1.13	8/31/2021	2,000,000		1,984,453
U.S. Treasury Notes	1.13	9/30/2021	1,135,000		1,125,646
U.S. Treasury Notes	1.25	7/31/2023	1,520,000		1,505,572
U.S. Treasury Notes	1.25	8/31/2024	3,770,000		3,724,348
U.S. Treasury Notes	1.25	3/31/2021	3,515,000		3,498,867
U.S. Treasury Notes	1.38	8/31/2026	1,615,000		1,591,406
U.S. Treasury Notes	1.38	6/30/2023	2,035,000		2,024,825
U.S. Treasury Notes	1.38	9/30/2023	395,000		392,840
U.S. Treasury Notes	1.38	1/31/2021	700,000		698,250
U.S. Treasury Notes	1.38	8/31/2023	2,180,000		2,168,760
U.S. Treasury Notes	1.38	10/15/2022	1,500,000		1,494,082
U.S. Treasury Notes	1.50	10/31/2021	1,750,000		1,749,316
U.S. Treasury Notes	1.50	10/31/2024	2,050,000		2,048,358
U.S. Treasury Notes	1.50	2/28/2023	895,000		894,546
U.S. Treasury Notes	1.50	8/15/2026	3,380,000		3,357,688
U.S. Treasury Notes	1.50	1/31/2022	1,720,000		1,719,328
U.S. Treasury Notes	1.50	8/31/2021	3,675,000	[a]	3,671,483
U.S. Treasury Notes	1.50	9/30/2024	3,570,000		3,566,095
U.S. Treasury Notes	1.50	8/15/2022	2,500,000		2,499,805
U.S. Treasury Notes	1.50	9/15/2022	1,915,000		1,915,037
U.S. Treasury Notes	1.50	9/30/2021	2,020,000	[a]	2,018,422
U.S. Treasury Notes	1.63	10/31/2026	1,600,000		1,602,094
U.S. Treasury Notes	1.63	8/15/2029	3,810,000	[a]	3,787,750
U.S. Treasury Notes	1.63	11/30/2020	2,375,000		2,375,510
U.S. Treasury Notes	1.63	9/30/2026	1,615,000		1,617,176
U.S. Treasury Notes	1.63	6/30/2021	2,090,000		2,092,041
U.S. Treasury Notes	1.63	11/15/2022	2,335,000		2,343,391
U.S. Treasury Notes	1.63	8/15/2022	55,000		55,180
U.S. Treasury Notes	1.63	2/15/2026	3,520,000		3,527,150
U.S. Treasury Notes	1.63	5/31/2023	1,610,000		1,616,226
U.S. Treasury Notes	1.63	4/30/2023	1,460,000		1,465,361
U.S. Treasury Notes	1.63	8/31/2022	2,355,000		2,362,451
U.S. Treasury Notes	1.63	5/15/2026	3,880,000		3,887,351
U.S. Treasury Notes	1.75	6/30/2024	2,145,000		2,166,659
U.S. Treasury Notes	1.75	7/15/2022	1,965,000		1,977,166
U.S. Treasury Notes	1.75	4/30/2022	1,500,000		1,508,496
U.S. Treasury Notes	1.75	5/15/2023	3,920,000		3,951,084
U.S. Treasury Notes	1.75	12/31/2020	1,620,000		1,622,658
U.S. Treasury Notes	1.75	6/15/2022	1,990,000		2,002,748
U.S. Treasury Notes	1.75	3/31/2022	2,520,000		2,533,880
U.S. Treasury Notes	1.75	9/30/2022	2,550,000		2,567,930
U.S. Treasury Notes	1.75	5/15/2022	1,500,000		1,508,877
U.S. Treasury Notes	1.75	2/28/2022	1,500,000		1,507,676

44

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
U.S. Treasury Securities - 39.2% (continued)
U.S. Treasury Notes	1.75	7/31/2021	2,065,000		2,071,695
U.S. Treasury Notes	1.75	11/30/2021	1,360,000		1,365,950
U.S. Treasury Notes	1.75	1/31/2023	2,970,000		2,991,637
U.S. Treasury Notes	1.75	5/31/2022	3,035,000		3,053,317
U.S. Treasury Notes	1.75	7/31/2024	760,000		767,897
U.S. Treasury Notes	1.75	11/15/2020	2,855,000		2,859,238
U.S. Treasury Notes	1.75	6/30/2022	990,000	[a]	996,420
U.S. Treasury Notes	1.88	1/31/2022	1,560,000		1,571,730
U.S. Treasury Notes	1.88	11/30/2021	2,800,000		2,820,180
U.S. Treasury Notes	1.88	8/31/2022	1,000,000		1,010,254
U.S. Treasury Notes	1.88	5/31/2022	1,000,000		1,009,336
U.S. Treasury Notes	1.88	6/30/2026	1,675,000		1,704,051
U.S. Treasury Notes	1.88	4/30/2022	305,000		307,651
U.S. Treasury Notes	1.88	7/31/2026	1,655,000		1,683,898
U.S. Treasury Notes	1.88	2/28/2022	2,100,000		2,116,447
U.S. Treasury Notes	1.88	3/31/2022	1,980,000		1,996,668
U.S. Treasury Notes	1.88	7/31/2022	2,800,000		2,827,016
U.S. Treasury Notes	1.88	10/31/2022	1,010,000		1,020,751
U.S. Treasury Notes	2.00	11/15/2021	2,430,000		2,452,781
U.S. Treasury Notes	2.00	11/15/2026	5,725,000	[a]	5,877,741
U.S. Treasury Notes	2.00	6/30/2024	905,000		924,037
U.S. Treasury Notes	2.00	2/15/2023	3,745,000		3,802,930
U.S. Treasury Notes	2.00	10/31/2021	2,645,000		2,668,660
U.S. Treasury Notes	2.00	2/15/2025	3,660,000		3,743,279
U.S. Treasury Notes	2.00	8/15/2025	2,765,000		2,830,291
U.S. Treasury Notes	2.00	11/30/2022	2,030,000		2,059,419
U.S. Treasury Notes	2.00	10/31/2022	1,340,000		1,359,053
U.S. Treasury Notes	2.00	1/15/2021	7,570,000		7,607,554
U.S. Treasury Notes	2.00	11/30/2020	398,000		399,687
U.S. Treasury Notes	2.00	12/31/2021	1,875,000		1,893,420
U.S. Treasury Notes	2.00	4/30/2024	1,185,000		1,209,117
U.S. Treasury Notes	2.00	7/31/2022	1,840,000		1,864,366
U.S. Treasury Notes	2.00	5/31/2024	2,135,000		2,180,953
U.S. Treasury Notes	2.13	2/29/2024	2,050,000		2,101,330
U.S. Treasury Notes	2.13	3/31/2024	1,910,000		1,958,832
U.S. Treasury Notes	2.13	7/31/2024	1,140,000		1,170,838
U.S. Treasury Notes	2.13	5/15/2025	3,530,000		3,634,659
U.S. Treasury Notes	2.13	9/30/2024	950,000		976,403
U.S. Treasury Notes	2.13	8/15/2021	25,000		25,245
U.S. Treasury Notes	2.13	12/31/2022	4,480,000		4,564,525
U.S. Treasury Notes	2.13	6/30/2021	1,770,000		1,786,179
U.S. Treasury Notes	2.13	6/30/2022	2,500,000		2,540,234
U.S. Treasury Notes	2.13	5/15/2022	2,005,000		2,034,997

45

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
U.S. Treasury Securities - 39.2% (continued)
U.S. Treasury Notes	2.13	5/31/2026	1,690,000	1,745,354
U.S. Treasury Notes	2.13	5/31/2021	2,110,000	2,127,968
U.S. Treasury Notes	2.13	11/30/2023	2,350,000	2,405,721
U.S. Treasury Notes	2.13	12/31/2021	1,265,000	1,280,812
U.S. Treasury Notes	2.13	11/30/2024	800,000	822,594
U.S. Treasury Notes	2.13	9/30/2021	2,100,000	2,122,395
U.S. Treasury Notes	2.25	1/31/2024	2,845,000	2,929,739
U.S. Treasury Notes	2.25	7/31/2021	2,000,000	2,023,437
U.S. Treasury Notes	2.25	8/15/2027	2,965,000	3,101,494
U.S. Treasury Notes	2.25	12/31/2024	1,620,000	1,676,542
U.S. Treasury Notes	2.25	2/15/2027	740,000	772,895
U.S. Treasury Notes	2.25	11/15/2027	2,780,000	2,909,552
U.S. Treasury Notes	2.25	4/30/2021	1,790,000	1,807,655
U.S. Treasury Notes	2.25	12/31/2023	1,430,000	1,471,643
U.S. Treasury Notes	2.25	4/30/2024	2,695,000	2,779,903
U.S. Treasury Notes	2.25	4/15/2022	705,000	717,310
U.S. Treasury Notes	2.25	11/15/2024	3,260,000	3,371,489
U.S. Treasury Notes	2.25	11/15/2025	4,235,000	4,397,287
U.S. Treasury Notes	2.38	8/15/2024	2,385,000	2,477,232
U.S. Treasury Notes	2.38	4/15/2021	1,805,000	1,825,341
U.S. Treasury Notes	2.38	12/31/2020	1,420,000	1,432,370
U.S. Treasury Notes	2.38	3/15/2022	2,035,000	2,076,336
U.S. Treasury Notes	2.38	2/29/2024	4,000,000	4,142,656
U.S. Treasury Notes	2.38	5/15/2029	3,860,000	4,093,636
U.S. Treasury Notes	2.38	4/30/2026	1,425,000	1,493,439
U.S. Treasury Notes	2.38	3/15/2021	2,395,000	2,420,494
U.S. Treasury Notes	2.38	1/31/2023	2,055,000	2,110,389
U.S. Treasury Notes	2.38	5/15/2027	910,000	959,641
U.S. Treasury Notes	2.50	5/15/2024	2,590,000	2,700,429
U.S. Treasury Notes	2.50	1/15/2022	1,585,000	1,618,000
U.S. Treasury Notes	2.50	12/31/2020	1,980,000	2,000,419
U.S. Treasury Notes	2.50	2/28/2026	1,345,000	1,418,423
U.S. Treasury Notes	2.50	8/15/2023	1,440,000	1,491,891
U.S. Treasury Notes	2.50	2/28/2021	2,140,000	2,165,454
U.S. Treasury Notes	2.50	1/31/2024	2,175,000	2,261,873
U.S. Treasury Notes	2.50	2/15/2022	2,000,000	2,043,477
U.S. Treasury Notes	2.50	1/31/2021	2,125,000	2,149,031
U.S. Treasury Notes	2.50	3/31/2023	2,120,000	2,189,231
U.S. Treasury Notes	2.50	1/31/2025	2,345,000	2,457,303
U.S. Treasury Notes	2.63	7/15/2021	2,670,000	2,717,246
U.S. Treasury Notes	2.63	5/15/2021	1,610,000	1,635,565
U.S. Treasury Notes	2.63	12/31/2023	2,235,000	2,334,004
U.S. Treasury Notes	2.63	6/15/2021	2,100,000	2,135,068

46

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
U.S. Treasury Securities - 39.2% (continued)
U.S. Treasury Notes	2.63	6/30/2023	2,170,000	2,255,613
U.S. Treasury Notes	2.63	2/28/2023	2,105,000	2,180,402
U.S. Treasury Notes	2.63	2/15/2029	4,405,000	4,762,992
U.S. Treasury Notes	2.63	12/15/2021	2,070,000	2,117,950
U.S. Treasury Notes	2.63	1/31/2026	390,000	413,941
U.S. Treasury Notes	2.63	11/15/2020	2,390,000	2,414,787
U.S. Treasury Notes	2.75	8/15/2021	1,050,000	1,071,800
U.S. Treasury Notes	2.75	9/15/2021	2,090,000	2,136,209
U.S. Treasury Notes	2.75	6/30/2025	1,605,000	1,707,131
U.S. Treasury Notes	2.75	7/31/2023	2,180,000	2,277,121
U.S. Treasury Notes	2.75	8/31/2025	1,660,000	1,768,062
U.S. Treasury Notes	2.75	8/31/2023	2,235,000	2,336,710
U.S. Treasury Notes	2.75	11/15/2023	2,865,000	3,002,319
U.S. Treasury Notes	2.75	4/30/2023	2,110,000	2,198,109
U.S. Treasury Notes	2.75	2/15/2024	2,980,000	3,131,503
U.S. Treasury Notes	2.75	2/15/2028	5,510,000	5,982,009
U.S. Treasury Notes	2.75	5/31/2023	1,500,000	1,564,043
U.S. Treasury Notes	2.75	11/30/2020	2,220,000	2,247,100
U.S. Treasury Notes	2.88	5/31/2025	810,000	866,479
U.S. Treasury Notes	2.88	8/15/2028	3,420,000	3,757,859
U.S. Treasury Notes	2.88	5/15/2028	4,925,000	5,403,264
U.S. Treasury Notes	2.88	9/30/2023	2,270,000	2,386,914
U.S. Treasury Notes	2.88	10/31/2023	2,320,000	2,441,392
U.S. Treasury Notes	2.88	4/30/2025	2,000,000	2,138,164
U.S. Treasury Notes	2.88	11/30/2025	2,220,000	2,385,243
U.S. Treasury Notes	2.88	11/30/2023	500,000	526,602
U.S. Treasury Notes	2.88	10/15/2021	2,145,000	2,199,463
U.S. Treasury Notes	2.88	11/15/2021	2,105,000	2,160,996
U.S. Treasury Notes	2.88	10/31/2020	915,000	926,366
U.S. Treasury Notes	2.88	7/31/2025	1,605,000	1,719,638
U.S. Treasury Notes	3.00	9/30/2025	1,660,000	1,792,573
U.S. Treasury Notes	3.00	10/31/2025	1,660,000	1,794,129
U.S. Treasury Notes	3.13	5/15/2021	2,700,000	2,763,281
U.S. Treasury Notes	3.13	11/15/2028	3,150,000	3,533,168
U.S. Treasury Notes	3.63	2/15/2021	1,040,000	1,067,077
				453,801,962
Utilities - 2.0%
Alabama Power, Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	200,000	215,030
Ameren Illinois, First Mortgage Bonds	4.50	3/15/2049	250,000	314,371
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2047	110,000	118,472

47

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Utilities - 2.0% (continued)
American Water Capital, Sr. Unscd. Notes	3.85	3/1/2024	250,000	266,835
Arizona Public Service, Sr. Unscd. Notes	4.25	3/1/2049	250,000	292,575
Atmos Energy, Sr. Unscd. Notes	4.13	10/15/2044	350,000	407,106
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.80	7/15/2048	445,000	485,874
Berkshire Hathaway Energy, Sr. Unscd. Notes	5.15	11/15/2043	250,000	318,349
Commonwealth Edison, First Mortgage Bonds	4.00	3/1/2049	250,000	290,875
Commonwealth Edison, First Mortgage Bonds	5.90	3/15/2036	471,000	631,631
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000	272,254
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 06-C	4.30	12/1/2056	450,000	510,355
Dominion Energy, Sr. Unscd. Notes, Ser. B	2.75	9/15/2022	200,000	203,508
Dominion Energy, Sr. Unscd. Notes, Ser. C	4.05	9/15/2042	200,000	215,513
Dominion Energy, Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000	132,931
Dominion Energy South Carolina, First Mortgage Bonds	6.63	2/1/2032	200,000	272,985
DTE Electric, Mortgage Bonds	3.38	3/1/2025	500,000	531,633
Duke Energy, Sr. Unscd. Notes	3.75	4/15/2024	250,000	265,835
Duke Energy Carolinas, First Mortgage Bonds	3.90	6/15/2021	400,000	411,502
Duke Energy Carolinas, First Mortgage Bonds	4.00	9/30/2042	250,000	278,961
Duke Energy Florida, First Mortgage Bonds	3.40	10/1/2046	300,000	309,071
Duke Energy Florida, First Mortgage Bonds	3.80	7/15/2028	400,000	442,820
Duke Energy Florida, First Mortgage Bonds	6.40	6/15/2038	150,000	219,563
Emera US Finance, Gtd. Notes	4.75	6/15/2046	100,000	117,463
Enel Generacion Chile, Sr. Unscd. Notes	4.25	4/15/2024	250,000	262,022
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	400,000	500,332
FirstEnergy, Sr. Unscd. Notes, Ser. C	4.85	7/15/2047	150,000	179,048
Florida Power & Light, First Mortgage Bonds	3.70	12/1/2047	50,000	55,698
Florida Power & Light, First Mortgage Bonds	3.99	3/1/2049	200,000	234,688

48

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.8% (continued)
Utilities - 2.0% (continued)
Florida Power & Light, First Mortgage Bonds	4.05	10/1/2044	400,000	467,459
Georgia Power, Sr. Unscd. Notes	3.25	4/1/2026	500,000	521,868
Georgia Power, Sr. Unscd. Notes	3.25	3/30/2027	250,000	260,908
Hydro-Quebec, Gov't Gtd. Debs., Ser. HH	8.50	12/1/2029	400,000	621,150
Hydro-Quebec, Gov't Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000	32,361
Indiana Michigan Power, Sr. Unscd. Notes	6.05	3/15/2037	300,000	411,363
Interstate Power & Light, Sr. Unscd. Debs.	3.70	9/15/2046	150,000	157,292
Interstate Power & Light, Sr. Unscd. Notes	4.10	9/26/2028	300,000	333,300
MidAmerican Energy, First Mortgage Bonds	3.15	4/15/2050	125,000	128,660
MidAmerican Energy, First Mortgage Bonds	3.50	10/15/2024	200,000	213,543
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/2037	400,000	575,515
NextEra Energy Capital Holdings, Gtd. Debs.	5.65	5/1/2079	300,000	331,055
Nisource, Sr. Unscd. Notes	3.49	5/15/2027	420,000	442,080
Oncor Electric Delivery, Sr. Scd. Notes	5.75	3/15/2029	170,000	215,999
Oncor Electric Delivery, Sr. Scd. Notes	7.00	5/1/2032	250,000	359,454
PacifiCorp, First Mortgage Bonds	4.15	2/15/2050	300,000	355,667
PPL Capital Funding, Gtd. Notes	3.40	6/1/2023	400,000	413,155
PPL Electric Utilities, First Mortgage Bonds	3.00	10/1/2049	250,000	240,331
PPL Electric Utilities, First Mortgage Bonds	4.75	7/15/2043	500,000	621,298
Progress Energy, Sr. Unscd. Notes	7.75	3/1/2031	480,000	686,818
Public Service Company of Colorado, First Mortgage Bonds	3.20	11/15/2020	750,000	755,980
Public Service Electric & Gas, First Mortgage Notes	3.25	9/1/2023	300,000	314,588
Puget Sound Energy Inc, Sr. Scd. Notes	3.25	9/15/2049	150,000	152,982
San Diego Gas & Electric, First Mortgage Bonds, Ser. NNN	3.60	9/1/2023	400,000	420,848
Sempra Energy, Sr. Unscd. Notes	2.88	10/1/2022	1,000,000	1,020,519
Sempra Energy, Sr. Unscd. Notes	4.00	2/1/2048	50,000	52,402
Southern California Edison, First Mortgage Bonds	3.88	6/1/2021	400,000	408,231

49

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.8% (continued)
Utilities - 2.0% (continued)
Southern California Edison, First Mortgage Notes, Ser. 08-A	5.95	2/1/2038	70,000		86,724
Southern California Edison, Sr. Unscd. Notes	6.65	4/1/2029	450,000		528,087
Southern Company Gas Capital, Gtd. Notes	3.50	9/15/2021	193,000		197,378
Southernwestern Public Service, First Mortgage Bonds	3.40	8/15/2046	350,000		361,752
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	300,000		333,908
Tampa Electric, Sr. Unscd. Notes	4.35	5/15/2044	250,000		288,996
The Toledo Edison Company, Sr. Scd. Notes	6.15	5/15/2037	200,000		274,801
Virginia Electric & Power, Sr. Unscd. Notes	4.00	1/15/2043	500,000		558,010
Washington Gas Light, Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	500,000		522,495
Wisconsin Energy, Sr. Unscd. Bonds	3.55	6/15/2025	140,000		149,693
Wisconsin Public Service, Sr. Unscd. Notes	3.35	11/21/2021	100,000		103,018
Xcel Energy, Sr. Unscd. Notes	6.50	7/1/2036	200,000		272,417
				22,949,405
Total Bonds and Notes (cost $1,102,046,617)			1,155,640,552
Description	1-Day Yield (%)		Shares		Value ($)
Investment Companies - 6.1%
Registered Investment Companies - 6.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $70,445,647)	1.79		70,445,647	[e]	70,445,647

50

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,842,250)	1.79	2,842,250	[e] 2,842,250
Total Investments (cost $1,175,334,514)		106.1%	1,228,928,449
Liabilities, Less Cash and Receivables		(6.1%)	(70,339,430)
Net Assets		100.0%	1,158,589,019

a Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $21,035,725 and the value of the collateral was $21,480,911, consisting of cash collateral of $2,842,250 and U.S. Government & Agency securities valued at $18,638,661.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these securities were valued at $5,558,910 or .48% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	43.4
Mortgage Securities	29.6
Financial	8.2
Investment Companies	6.3
Consumer, Non-cyclical	4.8
Energy	2.7
Communications	2.5
Utilities	2.0
Industrial	1.9
Technology	1.7
Consumer, Cyclical	1.5
Basic Materials	.7
Asset Backed Securities	.6
Internet	.1
Beverages	.1
Banks	.0
Insurance	.0
106.1

† Based on net assets.

See notes to financial statements.

51

Statement of TBA Sale Commitments

October 31, 2019

Description	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
U.S. Government Agencies Mortgage-Backed - .3%
Federal National Mortgage Association
2.00%	150,000	[a,b]	148,793
4.00%	50,000	[a,b]	52,132
4.50%	175,000	[a,b]	180,364
5.00%	400,000	[a,b]	428,082
5.50%	450,000	[a,b]	485,700
Government National Mortgage Association I
4.00%	125,000	[a]	131,144
5.00%	1,375,000	[a]	1,472,754
5.50%	500,000	[a]	536,761
Government National Mortgage Association II
2.50%	75,000	[a]	75,993
Total Sale Commitments (proceeds $3,512,714)		3,511,723

a Purchased on a forward commitment basis.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

52

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18($)	Purchases($)	Sales ($)	Value 10/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	112,138,042	252,194,446	293,886,841	70,445,647	6.1	1,509,616
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	9,124,069	11,936,304	21,060,373	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	55,641,121	52,798,871	2,842,250.2		-
Total	121,262,111	319,771,871	367,746,085	73,287,897	6.3	1,509,616

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

53

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,035,725)—Note 1(b):
Unaffiliated issuers	1,102,046,618	1,155,640,551
Affiliated issuers	73,287,897	73,287,897
Receivable for investment securities sold		21,143,536
Interest and securities lending income receivable		7,159,508
Receivable for shares of Common Stock subscribed		966,203
		1,258,197,695
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		208,705
Cash overdraft due to Custodian		233,367
Payable for investment securities purchased		91,125,654
TBA sale commitments, at value (proceeds $3,512,715)—Note 4		3,511,723
Liability for securities on loan—Note 1(b)		2,842,250
Payable for shares of Common Stock redeemed		1,675,221
Directors fees and expenses payable		11,756
		99,608,676
Net Assets ($)		1,158,589,019
Composition of Net Assets ($):
Paid-in capital		1,116,461,355
Total distributable earnings (loss)		42,127,664
Net Assets ($)		1,158,589,019

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	342,772,036	815,816,983
Shares Outstanding	32,227,546	76,683,861
Net Asset Value Per Share ($)	10.64	10.64

See notes to financial statements.

54

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Interest (net of $6,275 foreign taxes withheld at source)	31,645,862
Dividends from affiliated issuers	1,509,616
Income from securities lending—Note 1(b)	41,069
Total Income	33,196,547
Expenses:
Management fee—Note 3(a)	1,718,151
Distribution fees—Note 3(b)	949,997
Directors’ fees—Note 3(a,c)	102,379
Loan commitment fees—Note 2	27,792
Total Expenses	2,798,319
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(102,379)
Net Expenses	2,695,940
Investment Income—Net	30,500,607
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,706,108
Net change in unrealized appreciation (depreciation) on investments	85,807,269
Net Realized and Unrealized Gain (Loss) on Investments	91,513,377
Net Increase in Net Assets Resulting from Operations	122,013,984

See notes to financial statements.

55

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	30,500,607	30,778,801
Net realized gain (loss) on investments	5,706,108	(6,711,790)
Net change in unrealized appreciation (depreciation) on investments	85,807,269	(51,779,067)
Net Increase (Decrease) in Net Assets Resulting from Operations	122,013,984	(27,712,056)
Distributions ($):
Distributions to shareholders:
Investor Shares	(10,056,257)	(10,448,065)
Class I	(22,080,608)	(22,427,030)
Total Distributions	(32,136,865)	(32,875,095)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	95,967,684	156,190,286
Class I	287,232,979	310,838,854
Distributions reinvested:
Investor Shares	9,880,244	10,241,750
Class I	19,358,000	19,002,074
Cost of shares redeemed:
Investor Shares	(190,952,305)	(245,948,883)
Class I	(351,696,054)	(387,362,890)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(130,209,452)	(137,038,809)
Total Increase (Decrease) in Net Assets	(40,332,333)	(197,625,960)
Net Assets ($):
Beginning of Period	1,198,921,352	1,396,547,312
End of Period	1,158,589,019	1,198,921,352
Capital Share Transactions (Shares):
Investor Shares
Shares sold	9,379,718	15,509,429
Shares issued for distributions reinvested	960,103	1,017,689
Shares redeemed	(18,556,539)	(24,234,565)
Net Increase (Decrease) in Shares Outstanding	(8,216,718)	(7,707,447)
Class I
Shares sold	28,036,717	30,819,919
Shares issued for distributions reinvested	1,876,680	1,888,258
Shares redeemed	(34,705,823)	(38,209,455)
Net Increase (Decrease) in Shares Outstanding	(4,792,426)	(5,501,278)

See notes to financial statements.

56

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Investor Shares	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	9.83	10.33	10.57	10.45	10.60
Investment Operations:
Investment income—net[a]	.26	.23	.20	.21	.21
Net realized and unrealized gain (loss) on investments	.82	(.47)	(.16)	.19	(.05)
Total from Investment Operations	1.08	(.24)	.04	.40	.16
Distributions:
Dividends from investment income—net	(.27)	(.25)	(.23)	(.23)	(.23)
Dividends from net realized gain on investments	(.00)[b]	(.01)	(.05)	(.05)	(.08)
Total Distributions	(.27)	(.26)	(.28)	(.28)	(.31)
Net asset value, end of period	10.64	9.83	10.33	10.57	10.45
Total Return (%)	11.12	(2.42)	.39	3.85	1.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41	.41[c]	.41	.41	.41
Ratio of net expenses to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	2.51	2.33	2.01	1.97	2.00
Portfolio Turnover Rate[d]	125.67	156.30	179.26	144.83	150.80
Net Assets, end of period ($ x 1,000)	342,772	397,658	497,586	1,109,787	1,040,129

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .46.

d  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2019, 2018, 2017, 2016 and 2015 were 90.56%, %, 77.41%, 103.99%, 95.05% and 79.15%, respectively.

See notes to financial statements.

57

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2019	2018	2017	2016[a]	2015
Per Share Data ($):
Net asset value, beginning of period	9.83	10.34	10.58	10.46	10.61
Investment Operations:
Investment income—net[b]	.28	.26	.23	.23	.24
Net realized and unrealized gain (loss) on investments	.82	(.49)	(.17)	.20	(.06)
Total from Investment Operations	1.10	(.23)	.06	.43	.18
Distributions:
Dividends from investment income—net	(.29)	(.27)	(.25)	(.26)	(.25)
Dividends from net realized gain on investments	(.00)[c]	(.01)	(.05)	(.05)	(.08)
Total Distributions	(.29)	(.28)	(.30)	(.31)	(.33)
Net asset value, end of period	10.64	9.83	10.34	10.58	10.46
Total Return (%)	11.40	(2.27)	.64	4.11	1.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16	.16[d]	.16	.16	.16
Ratio of net expenses to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	2.74	2.58	2.27	2.23	2.24
Portfolio Turnover Rate[e]	125.67	156.30	179.26	144.83	150.80
Net Assets, end of period ($ x 1,000)	815,817	801,263	898,961	1,321,830	1,457,305

a  On August 31, 2016, the fund redesignated BASIC shares as Class I shares.

b  Based on average shares outstanding.

c  Amount represents less than $.01 per share.

d  The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .21.

e  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2019, 2018, 2017, 2016 and 2015 were 90.56%, 77.41%, 103.99%, 95.05% and 79.15%, respectively.

See notes to financial statements.

58

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Bond Market Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Bond Market Index Fund to BNY Mellon Bond Market Index Fund and the Company changed its name from The Dreyfus/Laurel Funds, Inc. to BNY Mellon Investment Funds IV, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Class I. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

59

NOTES TO FINANCIAL STATEMENTS (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

60

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

61

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed	-	6,280,442	-	6,280,442
Collateralized Municipal-Backed Securities	-	10,647,765	-	10,647,765
Commercial Mortgage-Backed		15,549,493		15,549,493
Corporate Bonds†	-	319,640,206	-	319,640,206
Foreign Governmental	-	16,865,632	-	16,865,632
Investment Companies	73,287,897	-	-	73,287,897
Municipal Securities	-	7,059,119	-	7,059,119
U.S. Government Agencies	-	14,075,317	-	14,075,317
U.S. Government Agencies Mortgage-Backed	-	311,720,615	-	311,720,615
U.S. Treasury Securities	-	453,801,962	-	453,801,962
Liabilities ($)
TBA Sales Commitments:††
U.S. Government Agencies Mortgage-Backed	-	(3,511,723)	-	(3,511,723)

† See Statement of Investments for additional detailed categorizations, if any.

†† See Statement of TBA Sale Commitments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of

62

foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $8,108 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

63

NOTES TO FINANCIAL STATEMENTS (continued)

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $439,938, accumulated capital losses $9,642,215 and unrealized appreciation $51,329,941.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The funds has $6,422,996 of short-term capital losses and $3,219,219 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $32,136,865 and $32,875,095, respectively.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

64

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2019, fees reimbursed by the Adviser amounted to $102,379.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2019, Investor shares were charged $949,997 pursuant to the Distribution Plan.

65

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $147,351 and Distribution Plan fees of $73,254, which are offset against an expense reimbursement currently in effect in the amount of $11,900.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2019, amounted to $1,455,270,901 and $1,593,135,581, respectively, of which $406,650,696 in purchases and $406,947,258 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended October 31, 2019, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “Statement of TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in

66

receivable securities sold) and TBA sale commitments, at value, respectively.

At October 31, 2019, the cost of investments for federal income tax purposes was $1,177,599,499; accordingly, accumulated net unrealized appreciation on investments was $51,328,949, consisting of $54,935,976 gross unrealized appreciation and $3,607,027 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc. (formerly, The Dreyfus/Laurel Funds, Inc.):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Bond Market Index Fund (formerly, Dreyfus Bond Market Index Fund) (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statements of investments and TBA sale commitments, as of October 31, 2019, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 20, 2019

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 90.72% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0031 as a short-term capital gain dividend paid on December 18, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (68)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Kenneth A. Himmel (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 23

———————

70

Stephen J. Lockwood (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

72

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Bond Market Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DBMIX Class I: DBIRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0310AR1019

BNY Mellon Institutional S&P 500 Stock Index Fund

ANNUAL REPORT October 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Institutional S&P 500 Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Institutional S&P 500 Stock Index Fund (formerly, Dreyfus Institutional S&P 500 Stock Index Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA and Richard A. Brown, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Institutional S&P 500 Stock Index Fund’s (formerly, Dreyfus Institutional S&P 500 Stock Index Fund) Class I shares produced a total return of 14.16%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 14.31% for the same period.2,3

U.S. equities advanced during the reporting period, supported by a sound U.S. economic environment and supportive central bank policy. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate index performance, the fund’s portfolio managers use a passive management approach and generally purchase all of the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Markets Pivot on Central Bank and Trade Activity

During the fourth quarter of 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by Federal Reserve (“Fed”) officials alarmed investors and stoked volatility. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June. At the end of July and again in September and October, the Fed cut the federal funds rate by 25 basis points. Supported by rate cuts and moderate economic growth, equity markets went on to post solid gains during the last several months of the period despite occasional pockets of volatility.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

During the period, large-cap stocks generally outperformed both their mid-cap and small-cap counterparts.

Information Technology Stocks Lead the Market

The information technology sector led the Index over the reporting period. Money that exited the markets during the fourth-quarter 2018 volatility came back in early 2019 and went into the fastest-growing companies in the software, cloud computing, online advertising and payment services industries. Companies such as Microsoft, Oracle and Salesforce.com were some of the best performers. Consumer discretionary stocks also posted high returns. Some workers are enjoying increases in pay that exceed the rate of inflation, which is supportive of strong consumer spending. Home improvement and automotive retailers, such as Lowe’s Companies, The Home Depot and AutoZone, also performed well during the period, as consumers made upgrades to their homes and vehicles. Hotels, restaurants and leisure companies, such as McDonald’s, Chipotle Mexican Grill and Starbucks, were among the top-performing stocks within the industry. Within the communication services sector, interactive media and services company Facebook posted significant gains for the 12 months.

Laggards for the reporting period included the energy sector. Oil prices were volatile during the period, hurting companies involved with shale oil. New techniques, such as fracking, and new well-drilling technologies have made it difficult for companies owning wells that use outdated methods to remain competitive without increasing their expenses. Energy was the only sector with a negative return for the period. Elsewhere, the metals and mining and health care providers and services industries generally lagged the broader market for the 12 months. Demand for metals used in manufacturing, such as copper, fell during the period, providing a headwind to returns. Prices of health care providers also suffered during the period due to investor speculation over future regulation. Some pharmaceutical stocks also came under similar pressure during the year.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the U.S. economic picture continues to be supported by a strong labor market and sound corporate balance sheets, trade frictions and other geopolitical issues may have the potential to impact the markets. As always, we continue to monitor factors which affect the fund’s investments.

November 15, 2019

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund Class I shares with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Class I shares of BNY Mellon Institutional S&P 500 Stock Index Fund on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index  is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/19
	1 Year	5 Years	10 Years
Fund	14.16%	10.57%	13.50%
S&P 500® Index	14.31%	10.77%	13.69%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

Expense paid per $1,000†	$1.03
Ending value (after expenses)	$1,040.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

Expense paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.20
†Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Shares		Value ($)
Common Stocks - 98.6%
Automobiles & Components - .5%
Aptiv	27,694		2,479,998
BorgWarner	20,826		868,028
Ford Motor	415,347		3,567,831
General Motors	134,727		5,006,455
Harley-Davidson	16,672	[a]	648,708
			12,571,020
Banks - 5.5%
Bank of America	894,998		27,986,587
BB&T	81,520	[a]	4,324,636
Citigroup	241,444		17,350,166
Citizens Financial Group	48,415		1,702,271
Comerica	16,810		1,099,710
Fifth Third Bancorp	77,724		2,260,214
First Republic Bank	17,423		1,853,110
Huntington Bancshares	109,643		1,549,256
JPMorgan Chase & Co.	341,217		42,624,828
KeyCorp	107,138		1,925,270
M&T Bank	14,350		2,246,205
People's United Financial	42,097	[a]	680,708
Regions Financial	107,005		1,722,780
SunTrust Banks	46,778		3,196,809
SVB Financial Group	5,606	[b]	1,241,617
The PNC Financial Services Group	47,555		6,976,318
U.S. Bancorp	153,704		8,764,202
Wells Fargo & Co.	427,548		22,074,303
Zions Bancorp	19,853		962,275
			150,541,265
Capital Goods - 6.5%
3M	61,067		10,075,444
A.O. Smith	14,671		728,855
Allegion	10,341		1,199,970
AMETEK	24,565		2,251,382
Arconic	43,497		1,194,863
Caterpillar	60,083		8,279,437
Cummins	16,721		2,884,038
Deere & Co.	33,647		5,859,289
Dover	15,902		1,652,059
Eaton	45,181		3,935,717
Emerson Electric	65,142		4,569,711
Fastenal	59,552	[a]	2,140,299
Flowserve	14,785		722,099

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Capital Goods - 6.5% (continued)
Fortive	30,535		2,106,915
Fortune Brands Home & Security	15,579		935,519
General Dynamics	25,340		4,480,112
General Electric	928,807		9,269,494
Honeywell International	76,721		13,252,018
Huntington Ingalls Industries	4,469		1,008,475
IDEX	8,012		1,246,106
Illinois Tool Works	31,435		5,299,312
Ingersoll-Rand	25,774		3,270,463
Jacobs Engineering Group	14,303		1,338,475
Johnson Controls International	86,045		3,728,330
L3Harris Technologies	23,742		4,898,212
Lockheed Martin	26,426		9,954,146
Masco	32,421		1,499,471
Northrop Grumman	16,969		5,981,233
PACCAR	37,370		2,842,362
Parker-Hannifin	13,745		2,522,070
Pentair	17,431		722,864
Quanta Services	15,006		631,002
Raytheon	29,749		6,313,035
Rockwell Automation	12,890		2,216,951
Roper Technologies	11,044		3,721,386
Snap-on	5,817		946,251
Stanley Black & Decker	16,006		2,422,188
Textron	24,900		1,147,641
The Boeing Company	56,821		19,314,026
TransDigm Group	5,176		2,724,025
United Rentals	8,329	[b]	1,112,505
United Technologies	86,342		12,396,984
W.W. Grainger	4,927		1,521,655
Wabtec	19,195	[a]	1,331,557
Xylem	18,532		1,421,219
			177,069,165
Commercial & Professional Services - .7%
Cintas	9,110		2,447,584
Copart	21,490	[b]	1,775,934
Equifax	12,410		1,696,571
IHS Markit	42,384	[a,b]	2,967,728
Nielsen Holdings	36,356		732,937
Republic Services	22,516		1,970,375
Robert Half International	13,051		747,431
Rollins	15,184	[a]	578,662
Verisk Analytics	17,563		2,541,366

8

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Commercial & Professional Services - .7% (continued)
Waste Management	41,524		4,659,408
			20,117,996
Consumer Durables & Apparel - 1.1%
Capri Holdings	15,331	[a,b]	476,334
D.R. Horton	35,308		1,849,080
Garmin	15,181		1,423,219
Hanesbrands	40,271	[a]	612,522
Hasbro	12,141		1,181,441
Leggett & Platt	14,583	[a]	748,108
Lennar, Cl. A	31,122		1,854,871
Mohawk Industries	6,557	[b]	940,143
Newell Brands	41,781	[a]	792,586
NIKE, Cl. B	133,474		11,952,597
NVR	328	[b]	1,192,802
PulteGroup	26,029		1,021,378
PVH	8,143		709,744
Ralph Lauren	5,878	[a]	564,641
Tapestry	29,382		759,819
Under Armour, Cl. A	19,955	[a,b]	412,071
Under Armour, Cl. C	20,093	[a,b]	371,721
VF	34,970		2,877,681
Whirlpool	6,830		1,038,980
			30,779,738
Consumer Services - 1.9%
Carnival	43,105	[a]	1,848,773
Chipotle Mexican Grill	2,706	[b]	2,105,701
Darden Restaurants	13,239		1,486,343
H&R Block	23,376	[a]	584,166
Hilton Worldwide Holdings	30,742		2,980,744
Las Vegas Sands	33,769		2,088,275
Marriott International, Cl. A	29,456		3,727,657
McDonald's	80,884		15,909,883
MGM Resorts International	55,343		1,577,275
Norwegian Cruise Line Holdings	22,440	[b]	1,139,054
Royal Caribbean Cruises	17,981		1,956,872
Starbucks	127,720		10,800,003
Wynn Resorts	10,387		1,260,359
Yum! Brands	32,513		3,306,897
			50,772,002
Diversified Financials - 5.0%
Affiliated Managers Group	5,989		478,401
American Express	72,600		8,514,528
Ameriprise Financial	14,293		2,156,671

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Diversified Financials - 5.0% (continued)
Berkshire Hathaway, Cl. B	208,599	[b]	44,343,975
BlackRock	12,541		5,790,180
Capital One Financial	49,478		4,613,823
CBOE Global Markets	11,470		1,320,770
CME Group	38,112		7,841,544
Discover Financial Services	34,860		2,797,864
E*TRADE Financial	27,007		1,128,623
Franklin Resources	31,562	[a]	869,533
Intercontinental Exchange	60,403		5,697,211
Invesco	44,039		740,736
MarketAxess Holdings	3,988		1,469,937
Moody's	17,357		3,830,516
Morgan Stanley	134,243		6,181,890
MSCI	8,987		2,107,991
Nasdaq	11,914		1,188,660
Northern Trust	23,028		2,295,431
Raymond James Financial	13,315		1,111,669
S&P Global	26,229		6,766,820
State Street	40,509		2,676,430
Synchrony Financial	65,535		2,317,973
T. Rowe Price Group	25,090		2,905,422
The Bank of New York Mellon	91,641		4,284,217
The Charles Schwab	124,352		5,062,370
The Goldman Sachs Group	34,734		7,411,541
			135,904,726
Energy - 4.3%
Apache	40,523		877,728
Baker Hughes	64,703		1,384,644
Cabot Oil & Gas	44,113		822,266
Chevron	202,150		23,477,701
Cimarex Energy	10,601		447,574
Concho Resources	21,365		1,442,565
ConocoPhillips	118,601		6,546,775
Devon Energy	43,607		884,350
Diamondback Energy	17,273		1,481,332
EOG Resources	61,543		4,265,545
Exxon Mobil	450,568		30,444,880
Halliburton	91,255		1,756,659
Helmerich & Payne	12,087		453,262
Hess	27,459		1,805,429
HollyFrontier	17,475		960,076
Kinder Morgan	205,490		4,105,690
Marathon Oil	90,711		1,045,898

10

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Energy - 4.3% (continued)
Marathon Petroleum	71,438		4,568,460
National Oilwell Varco	40,858		924,208
Noble Energy	51,638		994,548
Occidental Petroleum	94,362		3,821,661
ONEOK	43,598		3,044,448
Phillips 66	47,500		5,548,950
Pioneer Natural Resources	17,737		2,182,006
Schlumberger	146,896		4,802,030
TechnipFMC	46,410	[a]	915,669
The Williams Companies	129,025		2,878,548
Valero Energy	44,954		4,359,639
			116,242,541
Food & Staples Retailing - 1.6%
Costco Wholesale	46,820		13,910,690
Sysco	54,322		4,338,698
The Kroger Company	85,306		2,101,940
Walgreens Boots Alliance	81,303		4,453,778
Walmart	151,267		17,737,568
			42,542,674
Food, Beverage & Tobacco - 3.8%
Altria Group	198,145		8,874,915
Archer-Daniels-Midland	58,342		2,452,698
Brown-Forman, Cl. B	19,190	[a]	1,257,329
Campbell Soup	18,484	[a]	855,994
Conagra Brands	51,296		1,387,557
Constellation Brands, Cl. A	17,655		3,360,276
General Mills	64,182		3,264,297
Hormel Foods	29,401	[a]	1,202,207
Kellogg	27,018	[a]	1,716,454
Lamb Weston Holdings	15,329		1,196,275
McCormick & Co.	12,898	[a]	2,072,580
Molson Coors Brewing, Cl. B	19,095		1,006,688
Mondelez International, Cl. A	153,501		8,051,127
Monster Beverage	41,671	[b]	2,338,993
PepsiCo	148,812		20,412,542
Philip Morris International	165,148		13,449,653
The Coca-Cola Company	409,651		22,297,304
The Hershey Company	15,801		2,320,693
The J.M. Smucker Company	12,067		1,275,241
The Kraft Heinz Company	66,346		2,144,966
Tyson Foods, Cl. A	31,324		2,593,314
			103,531,103

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Health Care Equipment & Services - 6.3%
Abbott Laboratories	188,173		15,733,145
ABIOMED	4,783	[b]	992,855
Align Technology	7,717	[b]	1,946,922
AmerisourceBergen	16,761		1,431,054
Anthem	27,087		7,288,570
Baxter International	54,087		4,148,473
Becton Dickinson & Co.	28,729		7,354,624
Boston Scientific	146,875	[b]	6,124,687
Cardinal Health	30,788		1,522,467
Centene	43,648	[b]	2,316,836
Cerner	35,079		2,354,502
Cigna	39,893		7,119,305
CVS Health	138,407		9,188,841
Danaher	67,914		9,359,907
DaVita	10,828	[a,b]	634,521
Dentsply Sirona	24,653		1,350,491
Edwards Lifesciences	22,273	[b]	5,309,438
HCA Healthcare	28,025		3,742,458
Henry Schein	15,898	[a,b]	994,976
Hologic	28,195	[b]	1,362,100
Humana	14,329		4,215,592
IDEXX Laboratories	9,255	[b]	2,637,768
Intuitive Surgical	12,242	[b]	6,769,214
Laboratory Corporation of America Holdings	10,822	[b]	1,783,141
McKesson	19,795		2,632,735
Medtronic	142,819		15,552,989
Quest Diagnostics	13,945		1,411,931
ResMed	15,170		2,243,946
Stryker	34,062		7,366,589
Teleflex	4,825		1,676,253
The Cooper Companies	5,071		1,475,661
UnitedHealth Group	100,996		25,521,689
Universal Health Services, Cl. B	8,739		1,201,263
Varian Medical Systems	9,645	[b]	1,165,212
WellCare Health Plans	5,321	[b]	1,578,209
Zimmer Biomet Holdings	21,821		3,016,317
			170,524,681
Household & Personal Products - 1.9%
Church & Dwight	26,329		1,841,450
Colgate-Palmolive	90,745		6,225,107
Coty, Cl. A	34,306	[a]	401,037
Kimberly-Clark	36,175		4,806,934

12

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Household & Personal Products - 1.9% (continued)
The Clorox Company	13,363		1,973,581
The Estee Lauder Companies, Cl. A	23,515		4,380,139
The Procter & Gamble Company	266,202		33,144,811
			52,773,059
Insurance - 2.3%
Aflac	79,142		4,207,189
American International Group	92,377		4,892,286
Aon	25,185		4,864,735
Arthur J. Gallagher & Co.	19,666		1,793,933
Assurant	6,466		815,169
Chubb	48,242		7,353,046
Cincinnati Financial	16,133		1,826,417
Everest Re Group	4,157		1,068,723
Globe Life	11,348		1,104,501
Lincoln National	21,994		1,242,221
Loews	28,492		1,396,108
Marsh & McLennan	54,144		5,610,401
MetLife	86,451		4,045,042
Principal Financial Group	27,140		1,448,733
Prudential Financial	43,123		3,930,230
The Allstate	35,255		3,751,837
The Hartford Financial Services Group	38,271		2,184,509
The Progressive	61,800		4,307,460
The Travelers Companies	28,148		3,689,077
Unum Group	22,761		626,838
Willis Towers Watson	13,785		2,576,416
			62,734,871
Materials - 2.6%
Air Products & Chemicals	23,437		4,998,175
Albemarle	11,750	[a]	713,695
Amcor	171,211	[a]	1,629,929
Avery Dennison	8,792		1,124,145
Ball	35,906		2,512,343
Celanese	13,336		1,615,656
CF Industries Holdings	23,548		1,067,902
Corteva	79,579		2,099,294
Dow	79,579		4,017,944
DuPont de Nemours	79,579		5,245,052
Eastman Chemical	15,357		1,167,746
Ecolab	26,765		5,140,754
FMC	14,602		1,336,083
Freeport-McMoRan	154,473		1,516,925
International Flavors & Fragrances	11,295	[a]	1,378,103

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Materials - 2.6% (continued)
International Paper	43,125		1,883,700
Linde	57,715		11,447,770
LyondellBasell Industries, Cl. A	27,824		2,495,813
Martin Marietta Materials	6,837		1,790,679
Newmont Goldcorp	86,640		3,442,207
Nucor	32,542		1,752,387
Packaging Corporation of America	9,569	[a]	1,047,423
PPG Industries	24,972		3,124,497
Sealed Air	16,625		694,426
The Mosaic Company	36,477		725,163
The Sherwin-Williams Company	8,661		4,956,864
Vulcan Materials	13,694		1,956,462
WestRock	27,011		1,009,401
			71,890,538
Media & Entertainment - 8.0%
Activision Blizzard	81,023		4,539,719
Alphabet, Cl. A	31,896	[b]	40,150,685
Alphabet, Cl. C	32,234	[b]	40,618,386
CBS, Cl. B	36,596		1,318,920
Charter Communications, Cl. A	17,403	[b]	8,142,168
Comcast, Cl. A	482,911		21,644,071
Discovery, Cl. A	17,291	[a,b]	466,079
Discovery, Cl. C	36,003	[b]	908,716
DISH Network, Cl. A	25,102	[b]	863,007
Electronic Arts	31,464	[b]	3,033,130
Facebook, Cl. A	256,141	[b]	49,089,423
Fox, Cl. A	36,862		1,181,058
Fox, Cl. B	17,267		539,421
Netflix	46,408	[b]	13,338,123
News Corp., Cl. A	42,711		585,568
News Corp., Cl. B	11,135		157,226
Omnicom Group	23,427		1,808,330
Take-Two Interactive Software	12,132	[b]	1,460,086
The Interpublic Group of Companies	39,051		849,359
The Walt Disney Company	191,330		24,857,594
TripAdvisor	10,436	[b]	421,614
Twitter	81,880	[b]	2,453,944
Viacom, Cl. B	36,136		779,092
			219,205,719
Pharmaceuticals Biotechnology & Life Sciences - 7.6%
AbbVie	157,383		12,519,818
Agilent Technologies	33,365		2,527,399
Alexion Pharmaceuticals	23,528	[b]	2,479,851

14

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.6% (continued)
Allergan	34,796		6,127,924
Amgen	64,034		13,655,250
Biogen	19,828	[b]	5,922,822
Bristol-Myers Squibb	174,086		9,987,314
Celgene	74,830	[b]	8,083,885
Eli Lilly & Co.	90,773		10,343,583
Gilead Sciences	135,577		8,637,611
Illumina	15,487	[b]	4,576,718
Incyte	19,085	[b]	1,601,613
IQVIA Holdings	19,168	[b]	2,768,243
Johnson & Johnson	281,687		37,193,951
Merck & Co.	272,971		23,655,667
Mettler-Toledo International	2,648	[b]	1,866,681
Mylan	53,334	[b]	1,021,346
PerkinElmer	11,466		985,617
Perrigo	14,020	[a]	743,340
Pfizer	589,416		22,615,892
Regeneron Pharmaceuticals	8,283	[b]	2,536,917
Thermo Fisher Scientific	42,544		12,847,437
Vertex Pharmaceuticals	27,156	[b]	5,308,455
Waters	7,186	[b]	1,520,701
Zoetis	50,773		6,494,882
			206,022,917
Real Estate - 3.1%
Alexandria Real Estate Equities	11,862	[c]	1,883,092
American Tower	46,915	[c]	10,231,223
Apartment Investment & Management, Cl. A	16,554	[c]	908,484
AvalonBay Communities	14,764	[c]	3,213,532
Boston Properties	15,426	[c]	2,116,447
CBRE Group, Cl. A	35,616	[b]	1,907,237
Crown Castle International	43,970	[c]	6,102,596
Digital Realty Trust	22,150	[a,c]	2,813,936
Duke Realty	36,593	[c]	1,285,878
Equinix	8,914	[c]	5,052,277
Equity Residential	37,449	[c]	3,320,228
Essex Property Trust	6,835	[c]	2,235,934
Extra Space Storage	13,715	[c]	1,539,783
Federal Realty Investment Trust	7,701	[c]	1,047,413
Healthpeak Properties	52,152		1,961,958
Host Hotels & Resorts	78,628	[c]	1,288,713
Iron Mountain	29,064	[a,c]	953,299

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Real Estate - 3.1% (continued)
Kimco Realty	42,466	[a,c]	915,567
Mid-America Apartment Communities	11,664	[c]	1,621,179
Prologis	66,874	[c]	5,868,862
Public Storage	15,744	[c]	3,508,708
Realty Income	33,214	[c]	2,716,573
Regency Centers	18,024	[c]	1,211,934
SBA Communications	12,025	[c]	2,893,816
Simon Property Group	32,785	[c]	4,940,044
SL Green Realty	8,621	[a,c]	720,716
The Macerich Company	10,715	[a,c]	294,663
UDR	31,024	[c]	1,558,956
Ventas	39,009	[c]	2,539,486
Vornado Realty Trust	17,142	[c]	1,125,029
Welltower	42,716	[c]	3,873,914
Weyerhaeuser	77,708	[c]	2,269,851
			83,921,328
Retailing - 6.4%
Advance Auto Parts	7,506		1,219,575
Amazon.com	44,230	[b]	78,581,672
AutoZone	2,615	[b]	2,992,554
Best Buy	25,074		1,801,065
Booking Holdings	4,542	[b]	9,305,513
CarMax	18,518	[a,b]	1,725,322
Dollar General	27,398		4,392,995
Dollar Tree	24,750	[b]	2,732,400
eBay	84,517		2,979,224
Expedia Group	14,720		2,011,635
Genuine Parts	15,110		1,549,984
Kohl's	17,047	[a]	873,829
L Brands	23,499		400,423
LKQ	33,894	[b]	1,152,057
Lowe's Companies	82,368		9,193,092
Macy's	32,563		493,655
Nordstrom	11,333	[a]	406,855
O'Reilly Automotive	8,345	[b]	3,634,331
Ross Stores	38,962		4,272,963
Target	54,537		5,830,551
The Gap	22,783	[a]	370,452
The Home Depot	116,728		27,382,054
The TJX Companies	129,514		7,466,482
Tiffany & Co.	11,590	[a]	1,443,071
Tractor Supply	13,221		1,256,259

16

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Retailing - 6.4% (continued)
Ulta Beauty	6,241	[b]	1,455,089
			174,923,102
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices	113,893	[a,b]	3,864,389
Analog Devices	39,207		4,180,642
Applied Materials	98,732		5,357,198
Broadcom	42,374		12,409,226
Intel	472,496		26,710,199
KLA	17,306		2,925,406
Lam Research	15,504		4,202,204
Maxim Integrated Products	29,134		1,709,000
Microchip Technology	25,484	[a]	2,402,886
Micron Technology	116,965	[b]	5,561,686
NVIDIA	64,609		12,987,701
Qorvo	12,864	[b]	1,040,183
Qualcomm	128,903		10,368,957
Skyworks Solutions	18,284		1,664,941
Texas Instruments	99,429		11,731,628
Xilinx	26,573		2,411,234
			109,527,480
Software & Services - 11.9%
Accenture, Cl. A	67,707		12,554,232
Adobe	51,798	[b]	14,396,218
Akamai Technologies	17,500	[b]	1,513,750
Alliance Data Systems	4,872		487,200
ANSYS	8,766	[b]	1,929,835
Autodesk	23,063	[b]	3,398,564
Automatic Data Processing	46,219		7,498,108
Broadridge Financial Solutions	12,562		1,573,014
Cadence Design Systems	29,386	[b]	1,920,375
Citrix Systems	13,302		1,448,056
Cognizant Technology Solutions, Cl. A	59,074		3,599,970
DXC Technology	28,557		790,172
Fidelity National Information Services	65,235		8,595,364
Fiserv	60,665	[b]	6,438,983
FleetCor Technologies	9,133	[b]	2,687,111
Fortinet	15,167	[b]	1,237,021
Gartner	9,319	[b]	1,435,872
Global Payments	31,844		5,387,368
International Business Machines	94,254		12,604,587
Intuit	27,497		7,080,477
Jack Henry & Associates	8,093		1,145,645
Leidos Holdings	13,707		1,181,955

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Software & Services - 11.9% (continued)
Mastercard, Cl. A	95,370		26,399,370
Microsoft	813,690		116,658,735
Nortonlifelock	61,325		1,403,116
Oracle	236,029		12,861,220
Paychex	33,998		2,843,593
PayPal Holdings	125,282	[b]	13,041,856
Salesforce.com	93,126	[b]	14,573,288
Synopsys	15,805	[b]	2,145,529
The Western Union Company	46,186	[a]	1,157,421
Verisign	11,410	[b]	2,168,128
Visa, Cl. A	184,117	[a]	32,931,167
			325,087,300
Technology Hardware & Equipment - 6.1%
Amphenol, Cl. A	32,119		3,222,499
Apple	452,844		112,649,473
Arista Networks	5,771	[b]	1,411,413
CDW	14,753		1,887,056
Cisco Systems	452,768		21,511,008
Corning	84,978		2,517,898
F5 Networks	6,296	[b]	907,128
FLIR Systems	14,151		729,626
Hewlett Packard Enterprise	140,153		2,299,911
HP	158,568		2,754,326
IPG Photonics	4,102	[a,b]	550,817
Juniper Networks	37,936		941,572
Keysight Technologies	19,630	[b]	1,980,863
Motorola Solutions	17,289		2,875,506
NetApp	25,579		1,429,355
Seagate Technology	25,661		1,489,108
TE Connectivity	35,737		3,198,461
Western Digital	31,140		1,608,381
Xerox Holdings	22,492		763,154
			164,727,555
Telecommunication Services - 2.2%
AT&T	778,020		29,945,990
CenturyLink	101,221	[a]	1,309,800
T-Mobile US	33,530	[b]	2,771,590
Verizon Communications	440,429		26,632,742
			60,660,122
Transportation - 1.9%
Alaska Air Group	13,707		951,677
American Airlines Group	42,304		1,271,658
CH Robinson Worldwide	14,204	[a]	1,074,391

18

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Transportation - 1.9% (continued)
CSX	84,791		5,958,264
Delta Air Lines	61,915		3,410,278
Expeditors International of Washington	18,110		1,320,943
FedEx	25,648		3,915,424
J.B. Hunt Transport Services	9,331		1,096,952
Kansas City Southern	11,118		1,565,192
Norfolk Southern	28,464		5,180,448
Southwest Airlines	52,161		2,927,797
Union Pacific	75,341		12,465,922
United Airlines Holdings	23,610	[b]	2,144,732
United Parcel Service, Cl. B	73,996		8,522,119
			51,805,797
Utilities - 3.4%
AES	72,131		1,229,834
Alliant Energy	25,529		1,361,717
Ameren	25,977		2,018,413
American Electric Power	52,219		4,928,951
American Water Works	19,266		2,374,920
Atmos Energy	12,232		1,375,855
CenterPoint Energy	52,154		1,516,117
CMS Energy	29,505		1,885,960
Consolidated Edison	34,651		3,195,515
Dominion Energy	87,353		7,210,990
DTE Energy	19,224		2,447,600
Duke Energy	77,538		7,308,732
Edison International	37,902		2,384,036
Entergy	21,077		2,560,434
Evergy	25,400		1,623,314
Eversource Energy	33,982		2,845,653
Exelon	102,988		4,684,924
FirstEnergy	57,192		2,763,517
NextEra Energy	51,962		12,384,623
NiSource	38,649		1,083,718
NRG Energy	27,360		1,097,683
Pinnacle West Capital	11,983		1,127,840
PPL	76,194		2,551,737
Public Service Enterprise Group	53,046		3,358,342
Sempra Energy	29,201		4,219,837
The Southern Company	110,417		6,918,729
WEC Energy Group	33,863	[a]	3,196,667
Xcel Energy	55,767		3,541,762
			93,197,420
Total Common Stocks (cost $1,015,108,462)			2,687,074,119

19

STATEMENT OF INVESTMENTS (continued)

Description		Principal Amount ($)		Value ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
1.93%, 12/12/19 (cost $2,549,484)		2,555,000	[d,e]	2,550,666
	1-Day Yield (%)	Shares
Investment Companies - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $53,361,060)	1.79	53,361,060	[f]	53,361,060

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $189,095)	1.79	189,095	[f]	189,095
Total Investments (cost $1,071,208,101)		100.6%		2,743,174,940
Liabilities, Less Cash and Receivables		(.6%)		(17,155,632)
Net Assets		100.0%		2,726,019,308

a Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $87,167,409 and the value of the collateral was $89,359,583, consisting of cash collateral of $189,095 and U.S. Government & Agency securities valued at $89,170,488.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.0
Health Care	13.9
Financials	12.8
Communication Services	10.3
Consumer Discretionary	9.9
Industrials	9.1
Consumer Staples	7.3
Energy	4.3
Utilities	3.4
Real Estate	3.0
Materials	2.6
Investment Companies	1.9
Government	.1
100.6

† Based on net assets.

See notes to financial statements.

20

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 10/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	17,572,365	376,522,503	340,733,808	53,361,060	1.9	816,098
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	1,559,075	1,496,978	3,056,053	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	31,745,765	31,556,670	189,095.0		-
Total	19,131,440	409,765,246	375,346,531	53,550,155	1.9	816,098

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

21

STATEMENT OF FUTURES

October 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	380	12/19	56,763,826	57,680,200	916,374
Gross Unrealized Appreciation				916,374

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $87,167,409)—Note 1(b):
Unaffiliated issuers	1,017,657,946	2,689,624,785
Affiliated issuers	53,550,155	53,550,155
Dividends, interest and securities lending income receivable		2,497,376
Receivable for shares of Common Stock subscribed		826,855
Cash collateral held by broker—Note 4		232,873
		2,746,732,044
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc.—Note 3(b)		408,710
Cash overdraft due to Custodian		232,873
Payable for shares of Common Stock redeemed		19,650,951
Payable for futures variation margin—Note 4		228,000
Liability for securities on loan—Note 1(b)		189,095
Directors fees and expenses payable		3,107
		20,712,736
Net Assets ($)		2,726,019,308
Composition of Net Assets ($):
Paid-in capital		964,541,742
Total distributable earnings (loss)		1,761,477,566
Net Assets ($)		2,726,019,308

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)	46,570,145
Net Asset Value Per Share ($)	58.54

See notes to financial statements.

23

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $2,223 foreign taxes withheld at source):
Unaffiliated issuers	51,508,594
Affiliated issuers	816,098
Income from securities lending—Note 1(b)	112,837
Interest	48,899
Total Income	52,486,428
Expenses:
Management fee—Note 3(a)	5,081,777
Directors’ fees—Note 3(a,c)	221,460
Loan commitment fees—Note 2	60,241
Interest expense—Note 2	15,948
Total Expenses	5,379,426
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(221,460)
Net Expenses	5,157,966
Investment Income—Net	47,328,462
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	85,570,152
Net realized gain (loss) on futures	4,924,213
Net Realized Gain (Loss)	90,494,365
Net change in unrealized appreciation (depreciation) on investments	193,578,790
Net change in unrealized appreciation (depreciation) on futures	1,735,645
Net Change in Unrealized Appreciation (Depreciation)	195,314,435
Net Realized and Unrealized Gain (Loss) on Investments	285,808,800
Net Increase in Net Assets Resulting from Operations	333,137,262

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	47,328,462	44,853,887
Net realized gain (loss) on investments	90,494,365	100,233,318
Net change in unrealized appreciation (depreciation) on investments	195,314,435	36,118,243
Net Increase (Decrease) in Net Assets Resulting from Operations	333,137,262	181,205,448
Distributions ($):
Distributions to shareholders	(140,389,610)	(67,280,127)
Capital Stock Transactions ($):
Net proceeds from shares sold	526,092,937	332,043,513
Distributions reinvested	99,707,736	45,870,390
Cost of shares redeemed	(638,519,057)	(560,945,350)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(12,718,384)	(183,031,447)
Total Increase (Decrease) in Net Assets	180,029,268	(69,106,126)
Net Assets ($):
Beginning of Period	2,545,990,040	2,615,096,166
End of Period	2,726,019,308	2,545,990,040
Capital Share Transactions (Shares):
Shares sold	9,740,396	6,039,805
Shares issued for distributions reinvested	2,045,173	854,501
Shares redeemed	(11,903,947)	(10,267,178)
Net Increase (Decrease) in Shares Outstanding	(118,378)	(3,372,872)

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	54.53	52.24	43.56	42.87	41.56
Investment Operations:
Investment income—net[a]	1.02	.94	.89	.86	.80
Net realized and unrealized gain (loss) on investments	6.06	2.74	9.12	.94	1.28
Total from Investment Operations	7.08	3.68	10.01	1.80	2.08
Distributions:
Dividends from investment income—net	(.97)	(.92)	(.86)	(.83)	(.77)
Dividends from net realized gain on investments	(2.10)	(.47)	(.47)	(.28)	-
Total Distributions	(3.07)	(1.39)	(1.33)	(1.11)	(.77)
Net asset value, end of period	58.54	54.53	52.24	43.56	42.87
Total Return (%)	14.16	7.11	23.42	4.28	5.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.86	1.70	1.85	2.02	1.88
Portfolio Turnover Rate	4.53	3.20	6.00	5.11	8.71
Net Assets, end of period ($ x 1,000)	2,726,019	2,545,990	2,615,096	2,226,389	2,155,764

a Based on average shares outstanding.

See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares.

Effective June 3, 2019, the fund changed its name from Dreyfus Institutional S&P 500 Stock Index Fund to BNY Mellon Institutional S&P 500 Stock Index Fund and the Company changed its name from The Dreyfus/Laurel Funds, Inc. to BNY Mellon Investment Funds IV, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-

27

NOTES TO FINANCIAL STATEMENTS (continued)

Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities

28

are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or

29

NOTES TO FINANCIAL STATEMENTS (continued)

at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities—Common Stocks	2,687,074,119	-	-	2,687,074,119
Investment Companies	53,550,155	-	-	53,550,155
U.S. Treasury Securities	-	2,550,666	-	2,550,666
Other Financial Instruments;
Futures††	916,374	-	-	916,374

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights

30

against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $23,855 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,786,655, undistributed capital gains $89,341,394 and unrealized appreciation $1,654,349,517.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows:

31

NOTES TO FINANCIAL STATEMENTS (continued)

ordinary income $47,559,697 and $49,777,408, and long-term capital gains $92,829,913 and $17,502,719, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the facilities during the period ended October 31, 2019, was approximately $472,880 with a related weighted average annualized interest rate of 3.37%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund

32

except brokerage fees, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2019, fees reimbursed by the Adviser amounted to $221,460.

(b) The components of “Due to BNY Mellon Investment Adviser, Inc.” in the Statement of Assets and Liabilities consist of: management fees of $456,560, which are offset against an expense reimbursement currently in effect in the amount of $47,850.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2019, amounted to $113,545,798 and $235,269,558, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2019 are set forth in the Statement of Futures.

33

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Equity futures	43,784,669

At October 31, 2019, the cost of investments for federal income tax purposes was $1,088,825,423; accordingly, accumulated net unrealized appreciation on investments was $1,654,349,517, consisting of $1,717,845,620 gross unrealized appreciation and $63,496,103 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial

34

institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

As of December 11, 2019, there has been no subsequent activity in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to

35

NOTES TO FINANCIAL STATEMENTS (continued)

appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters is expected to be completed and fully submitted to the Second Circuit by June 2020.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc. (formerly, The Dreyfus/Laurel Funds, Inc.):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Institutional S&P 500 Stock Index Fund (formerly, Dreyfus Institutional S&P 500 Stock Index Fund) (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statements of investments and futures, as of October 31, 2019, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 20, 2019

37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $46,702,235 as ordinary income dividends paid during the year ended October 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 95.63% of ordinary income dividends paid during the year ended October 31, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also the fund reports the maximum amount allowable but not less than $2.0398 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0635 as a short-term capital gain dividend paid on December 26, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

38

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (68)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Kenneth A. Himmel (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 23

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

41

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

42

NOTES

43

NOTES

44

NOTES

45

For More Information

BNY Mellon Institutional S&P 500 Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0713AR1019

BNY Mellon Tax Managed Growth Fund

ANNUAL REPORT October 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Tax Managed Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Tax Managed Growth Fund (formerly Dreyfus Tax Managed Growth Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Tax Managed Growth Fund’s (formerly, Dreyfus Tax Managed Growth Fund) Class A shares produced a total return of 15.88%, Class C shares returned 15.01% and Class I shares returned 16.21%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 14.31% for the same period.2

U.S. equities advanced during the reporting period, amid slowing economic prospects but still-strong corporate earnings. The fund outperformed its benchmark due to successful security selection.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities.

In choosing stocks, the fund’s portfolio manager first identifies economic sectors that he believes will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio manager then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund’s portfolio manager also is alert to companies which he considers undervalued in terms of current earnings, assets or growth prospects.

The fund may invest in U.S. dollar-denominated American depositary receipts (ADRs).

The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%.

The Federal Reserve’s Rate Cuts Boost Stocks

The Index ascended to new all-time highs in October 2019, capping a volatile 12-month period. The period started with heightened market volatility and a sharp pullback in global markets driven by the U.S. trade war with China, geopolitical tensions in the Middle East and growing concerns that the decade-old bull market will end as a result of slowing global growth.

With this as a backdrop, the Federal Reserve cut interest rates three times in 2019 to support economic expansion, following the lead of other central banks, which implemented a myriad of easing monetary policies. The period concluded on a positive note with much of the negative overhang having dissipated, as the Federal Reserve’s third rate cut of the year reaffirmed its commitment to monetary easing, tensions were reduced between the U.S. and China ahead of a “Phase One” signing of a new trade deal, and strong third-quarter 2019 earnings reported from the Index’s bellwether constituents pointed to continued economic growth in the world’s largest economy.

Stock Selection Benefited Performance

The fund recorded a double-digit gain for the 12-month reporting period and outperformed the benchmark as a result of advantageous stock selection. Stock selection in the information technology sector, the portfolio’s largest weighting, proved beneficial, as Microsoft, Texas Instruments, Visa and ASML Holding delivered strong returns for the period.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The dual effects of strategically underweighting health care and selectively focused stock selection in the health care equipment and pharmaceuticals industries contributed positively to relative returns for the period. Within communication services, advantageous stock selection was complemented by an overweight allocation in delivering a strong 12-month performance for the portfolio. Facebook and Alphabet, two of the top five portfolio holdings, delivered better-than-expected earnings reports, as they reaffirmed their leadership in digital advertising. Favorable stock selection within financials positively contributed to results, as our portfolio holdings outperformed the sector average. Stock selection within the materials sector also added value to relative results for the period. Holdings making the largest positive contributions to the fund’s 12-month return included Microsoft, Facebook, Estée Lauder, Texas Instruments and Visa.

In contrast, the strategic underweight to the real estate and utilities sectors was detrimental to results, as they were the two top-performing sectors for the period. Representing the portfolio’s largest sector overweight allocation, consumer staples delivered poor returns as a result of disadvantageous stock selection. The concentrated exposure in tobacco stocks was detrimental to results during a period of weak sales and heightened regulatory scrutiny. The largest detractors from returns included Altria Group, Philip Morris International, ExxonMobil, ConocoPhillips and State Street.

With a Slowing Economy, a Continued Focus on Stable Industry Leaders

A slowing global economy is starting to adversely impact the resilient U.S. market in our interconnected world. Supportive central banks continue to provide a favorable environment for investment and growth, but with multilateral trade wars, geopolitical tension and political stagnation, the growth trajectory now has more hurdles to clear. As the decade-long economic expansion extends its run, and risks continue rising, we believe the markets will reward higher-quality companies that can both sustain growth and provide a defensive position against greater market volatility.

The fund’s long-practiced investment approach focuses on such companies. Our strategy targets global industry leaders with solid balance sheets and strong pricing power that have the capability to consistently deliver revenue and earnings growth across business cycles. Financial strength and ample free cash flow also enable our portfolio companies to consolidate market share and bolster their competitive positioning over time. Furthermore, we aim to invest with seasoned management teams who have strong records of returning cash to shareholders and are well-equipped to extend those records in difficult and volatile times, providing a ballast to the portfolio as market conditions change.

November 15, 2019

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Tax Managed Growth Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A, Class C and Class I shares of BNY Mellon Tax Managed Growth Fund on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/19
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9.22%	7.23%	10.23%
without sales charge	15.88%	8.51%	10.89%
Class C shares
with applicable redemption charge †	14.01%	7.69%	10.06%
without redemption	15.01%	7.69%	10.06%
Class I shares	16.21%	8.79%	11.17%
S&P 500® Index	14.31%	10.77%	13.69%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Managed Growth Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class A	Class C	Class I
Expense paid per $1,000†	$6.18	$10.02	$4.89
Ending value (after expenses)	$1,042.20	$1,038.10	$1,043.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class A	Class C	Class I
Expense paid per $1,000†	$6.11	$9.91	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,020.42

†Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.1%
Banks - 4.2%
JPMorgan Chase & Co.	37,040		4,627,037
Capital Goods - 1.7%
United Technologies	12,830		1,842,131
Commercial & Professional Services - 1.0%
Verisk Analytics	7,740		1,119,978
Consumer Durables & Apparel - 1.3%
NIKE, Cl. B	15,270		1,367,429
Consumer Services - 2.4%
McDonald's	13,490		2,653,483
Diversified Financials - 6.2%
American Express	17,465		2,048,295
BlackRock	5,760		2,659,392
Intercontinental Exchange	15,815		1,491,671
S&P Global	2,000		515,980
			6,715,338
Energy - 5.3%
Chevron	17,915		2,080,648
ConocoPhillips	18,630		1,028,376
Exxon Mobil	38,807		2,622,189
			5,731,213
Food, Beverage & Tobacco - 13.1%
Altria Group	46,240		2,071,090
Nestle, ADR	29,060		3,114,070
PepsiCo	19,945		2,735,856
Philip Morris International	37,930		3,089,019
The Coca-Cola Company	59,230		3,223,889
			14,233,924
Health Care Equipment & Services - 5.0%
Abbott Laboratories	30,330		2,535,891
Intuitive Surgical	1,850	[a]	1,022,958
UnitedHealth Group	7,525		1,901,567
			5,460,416
Household & Personal Products - 4.0%
The Estee Lauder Companies, Cl. A	23,325		4,344,748
Insurance - 2.8%
Chubb	16,975		2,587,329
The Progressive	7,000		487,900
			3,075,229
Materials - 1.9%
Air Products & Chemicals	7,060		1,505,616

8

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Materials - 1.9% (continued)
The Sherwin-Williams Company	1,000		572,320
			2,077,936
Media & Entertainment - 15.0%
Alphabet, Cl. C	4,013	[a]	5,056,821
Comcast, Cl. A	69,920		3,133,814
Facebook, Cl. A	30,815	[a]	5,905,695
The Walt Disney Company	16,897		2,195,258
			16,291,588
Pharmaceuticals Biotechnology & Life Sciences - 5.1%
AbbVie	22,535		1,792,659
Novo Nordisk, ADR	37,580		2,075,168
Roche Holding, ADR	45,525	[b]	1,712,650
			5,580,477
Retailing - 2.3%
Amazon.com	1,400	[a]	2,487,324
Semiconductors & Semiconductor Equipment - 6.2%
ASML Holding	9,420	[b]	2,467,757
Texas Instruments	35,880		4,233,481
			6,701,238
Software & Services - 12.4%
Automatic Data Processing	5,115		829,806
Microsoft	58,280		8,355,604
Visa, Cl. A	24,025	[b]	4,297,111
			13,482,521
Technology Hardware & Equipment - 6.4%
Apple	28,110		6,992,644
Transportation - 2.8%
Canadian Pacific Railway	10,135		2,303,787
Union Pacific	4,325		715,615
			3,019,402
Total Common Stocks (cost $45,259,418)			107,804,056

9

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $741,616)	1.79	741,616	[c]	741,616
Total Investments (cost $46,001,034)		99.8%		108,545,672
Cash and Receivables (Net)		.2%		231,879
Net Assets		100.0%		108,777,551

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $7,542,072 and the value of the collateral was $7,754,948, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	25.0
Consumer Staples	17.1
Communication Services	15.0
Financials	13.2
Health Care	10.1
Consumer Discretionary	6.0
Industrials	5.5
Energy	5.3
Materials	1.9
Investment Companies	.7
99.8

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18($)	Purchases($)	Sales ($)	Value 10/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	852,918	11,160,730	11,272,032	741,616.7		20,264
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	569,924	539,683	1,109,607	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	6,406,825	6,406,825	-	-	-
Total	1,422,842	18,107,238	18,788,464	741,616.7		20,264

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,542,072)—Note 1(b):
Unaffiliated issuers	45,259,418	107,804,056
Affiliated issuers	741,616	741,616
Receivable for investment securities sold		209,169
Dividends, interest and securities lending income receivable		200,305
Receivable for shares of Common Stock subscribed		48,543
		109,003,689
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		111,587
Payable for shares of Common Stock redeemed		112,927
Directors fees and expenses payable		1,624
		226,138
Net Assets ($)		108,777,551
Composition of Net Assets ($):
Paid-in capital		41,210,220
Total distributable earnings (loss)		67,567,331
Net Assets ($)		108,777,551

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	82,845,902	12,000,802	13,930,847
Shares Outstanding	2,720,286	422,224	456,041
Net Asset Value Per Share ($)	30.45	28.42	30.55

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $30,641 foreign taxes withheld at source):
Unaffiliated issuers	2,179,008
Affiliated issuers	20,264
Income from securities lending—Note 1(b)	6,781
Total Income	2,206,053
Expenses:
Management fee—Note 3(a)	986,733
Distribution/Service Plan fees—Note 3(b)	318,559
Directors’ fees—Note 3(a,c)	10,273
Loan commitment fees—Note 2	2,452
Total Expenses	1,318,017
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(10,273)
Net Expenses	1,307,744
Investment Income—Net	898,309
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,802,444
Net change in unrealized appreciation (depreciation) on investments	9,456,406
Net Realized and Unrealized Gain (Loss) on Investments	14,258,850
Net Increase in Net Assets Resulting from Operations	15,157,159

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	898,309	1,467,729
Net realized gain (loss) on investments	4,802,444	44,695,660
Net change in unrealized appreciation (depreciation) on investments	9,456,406	(34,631,962)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,157,159	11,531,427
Distributions ($):
Distributions to shareholders:
Class A	(7,949,099)	(3,803,785)
Class C	(1,285,022)	(1,177,451)
Class I	(1,536,182)	(4,661,261)
Total Distributions	(10,770,303)	(9,642,497)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,867,101	13,098,558
Class C	740,895	742,812
Class I	1,665,438	9,898,938
Distributions reinvested:
Class A	6,816,464	3,194,431
Class C	1,081,390	1,045,602
Class I	1,276,321	4,497,755
Cost of shares redeemed:
Class A	(9,631,742)	(9,084,977)
Class C	(3,386,987)	(12,611,158)
Class I	(4,366,605)	(84,457,937)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(937,725)	(73,675,976)
Total Increase (Decrease) in Net Assets	3,449,131	(71,787,046)
Net Assets ($):
Beginning of Period	105,328,420	177,115,466
End of Period	108,777,551	105,328,420

14

	Year Ended October 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	173,546	443,873
Shares issued for distributions reinvested	263,263	110,391
Shares redeemed	(346,299)	(304,960)
Net Increase (Decrease) in Shares Outstanding	90,510	249,304
Class Ca,b
Shares sold	31,078	26,658
Shares issued for distributions reinvested	44,893	38,367
Shares redeemed	(129,439)	(453,238)
Net Increase (Decrease) in Shares Outstanding	(53,468)	(388,213)
Class Ib
Shares sold	57,576	332,619
Shares issued for distributions reinvested	49,120	155,172
Shares redeemed	(161,192)	(2,792,124)
Net Increase (Decrease) in Shares Outstanding	(54,496)	(2,304,333)

[a]During the period ended October 31, 2019, 5,829 Class C shares representing $160,102 were automatically converted to 5,459 Class A shares and during the period ended October 31, 2018, 31,352 Class C shares representing $871,409 were automatically converted to 29,560 Class A shares.

[b]During the period ended October 31, 2018, 392 Class C shares representing $11,279 were exchanged for 368 Class I shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	29.35	29.44	24.06	25.52	26.65
Investment Operations:
Investment income—net[a]	.26	.24	.24	.26	.31
Net realized and unrealized gain (loss) on investments	3.85	1.25	5.39	(.12)	(.47)
Total from Investment Operations	4.11	1.49	5.63	.14	(.16)
Distributions:
Dividends from investment income—net	(.30)	(.23)	(.24)	(.28)	(.31)
Dividends from net realized gain on investments	(2.71)	(1.35)	(.01)	(1.32)	(.66)
Total Distributions	(3.01)	(1.58)	(.25)	(1.60)	(.97)
Net asset value, end of period	30.45	29.35	29.44	24.06	25.52
Total Return (%)[b]	15.88	5.19	23.55	.54	(.65)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.26	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.20	1.25	1.35	1.35	1.35
Ratio of net investment income to average net assets	.92	.82	.91	1.07	1.20
Portfolio Turnover Rate	2.69	5.63	1.14	10.84	11.02
Net Assets, end of period ($ x 1,000)	82,846	77,180	70,073	62,985	74,091

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

Class C Shares	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	27.59	27.77	22.71	24.17	25.30
Investment Operations:
Investment income—net[a]	.05	.02	.05	.07	.11
Net realized and unrealized gain (loss) on investments	3.58	1.18	5.07	(.10)	(.45)
Total from Investment Operations	3.63	1.20	5.12	(.03)	(.34)
Distributions:
Dividends from investment income—net	(.09)	(.03)	(.05)	(.11)	(.13)
Dividends from net realized gain on investments	(2.71)	(1.35)	(.01)	(1.32)	(.66)
Total Distributions	(2.80)	(1.38)	(.06)	(1.43)	(.79)
Net asset value, end of period	28.42	27.59	27.77	22.71	24.17
Total Return (%)[b]	15.01	4.41	22.58	(.18)	(1.42)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	2.01	2.11	2.11	2.11
Ratio of net expenses to average net assets	1.95	2.00	2.10	2.10	2.10
Ratio of net investment income to average net assets	.18	.06	.19	.32	.45
Portfolio Turnover Rate	2.69	5.63	1.14	10.84	11.02
Net Assets, end of period ($ x 1,000)	12,001	13,123	23,993	26,237	32,241

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	29.43	29.50	24.12	25.57	26.71
Investment Operations:
Investment income—net[a]	.33	.33	.30	.31	.37
Net realized and unrealized gain (loss) on investments	3.87	1.26	5.39	(.10)	(.47)
Total from Investment Operations	4.20	1.59	5.69	.21	(.10)
Distributions:
Dividends from investment income—net	(.37)	(.31)	(.30)	(.34)	(.38)
Dividends from net realized gain on investments	(2.71)	(1.35)	(.01)	(1.32)	(.66)
Total Distributions	(3.08)	(1.66)	(.31)	(1.66)	(1.04)
Net asset value, end of period	30.55	29.43	29.50	24.12	25.57
Total Return (%)	16.21	5.51	23.80	.83	(.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	1.01	1.11	1.11	1.11
Ratio of net expenses to average net assets	.95	1.00	1.10	1.10	1.10
Ratio of net investment income to average net assets	1.18	1.11	1.14	1.30	1.44
Portfolio Turnover Rate	2.69	5.63	1.14	10.84	11.02
Net Assets, end of period ($ x 1,000)	13,931	15,026	83,050	83,419	71,785

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Managed Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Tax Managed Growth Fund to BNY Mellon Tax Managed Growth Fund and the Company changed its name from The Dreyfus/Laurel Funds, Inc. to BNY Mellon Investment Funds IV, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship

19

NOTES TO FINANCIAL STATEMENTS (continued)

at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

20

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

21

NOTES TO FINANCIAL STATEMENTS (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	107,804,056	-	-	107,804,056
Investment Companies	741,616	-	-	741,616

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market

22

mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $1,291 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

23

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $224,984, undistributed capital gains $4,797,709 and unrealized appreciation $62,544,638.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $1,070,298 and $1,687,328, and long-term capital gains $9,700,005 and $7,955,169, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment

24

objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2019, fees reimbursed by the Adviser amount to $10,273.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2019, the Distributor retained $7,582 from commissions earned on sales of the fund’s Class A shares and $81 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2019, Class A and Class C shares were charged $195,688 and $92,153, respectively, pursuant to their Distribution Plans. During the period ended October 31, 2019, Class C shares were charged $30,718 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management

25

NOTES TO FINANCIAL STATEMENTS (continued)

fees of $86,831, Distribution Plans fees of $24,967 and Service Plan fees of $2,514, which are offset against an expense reimbursement currently in effect in the amount of $2,725.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2019, amounted to $2,778,698 and $13,639,789, respectively.

At October 31, 2019, the cost of investments for federal income tax purposes was $46,001,034; accordingly, accumulated net unrealized appreciation on investments was $62,544,638, consisting of $63,247,264 gross unrealized appreciation and $702,626 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc. (formerly, The Dreyfus/Laurel Funds, Inc.):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Tax Managed Growth Fund (formerly, Dreyfus Tax Managed Growth Fund) (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statement of investments, as of October 31, 2019, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 20, 2019

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,070,298 as ordinary income dividends paid during the year ended October 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.6955 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0126 as a short-term capital gain dividend paid on December 10, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

28

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (68)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Kenneth A. Himmel (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 23

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

31

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

32

NOTES

33

For More Information

BNY Mellon Tax Managed Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0149AR1019

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $106,540 in 2018 and $114,380 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,370 in 2018 and $15,630 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $8,070 in 2018 and $8,190 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $331,000 in 2018 and $463,000 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    January 9, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    January 7, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)